ACCESSOR FUNDS, INC. -- ADVISOR CLASS SHARES
--------------------------------------------------------------------------------

                                   PROSPECTUS

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                           |
                           |
[LOGO] ACCESSOR            |                      April 30, 2007
                           |         As supplemented through January 30, 2008
--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

================================================================================
                               TABLE OF CONTENTS
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THE FUNDS
Growth Fund Details and Performance........................................4
Value Fund Details and Performance.........................................6
Small to Mid Cap Fund Details and Performance..............................8
International Equity Fund Details and Performance.........................10
High Yield Bond Fund Details and Performance..............................12
Intermediate Fixed-Income Fund Details and Performance....................14
Short-Intermediate Fixed-Income Fund Details and Performance..............16
Mortgage Securities Fund Details and Performance..........................18
U.S. Government Money Fund Details and Performance........................20
Income Allocation Fund Details and Performance............................22
Income & Growth Allocation Fund Details and Performance...................24
Balanced Allocation Fund Details and Performance..........................27
Growth & Income Allocation Fund Details and Performance...................30
Growth Allocation Fund Details and Performance............................33
Aggressive Growth Allocation Fund Details and Performance.................36
Fund Expenses.............................................................38
Securities and Risks......................................................40
Management, Organization and Capital Structure............................47


SHAREHOLDER INFORMATION
Purchasing Fund Shares....................................................55
Exchanging Fund Shares....................................................59
Redeeming Fund Shares.....................................................59
Dividends and Distributions...............................................61
Valuation of Securities...................................................61
Taxation..................................................................63
Service & Distribution Arrangements.......................................64
Privacy Policy............................................................64
Financial Highlights......................................................65

APPENDIX A
Description of Fund Indices...............................................80


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

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------



o A family of 18 mutual funds. This Prospectus describes the Advisor Class Shares of 15 of the Funds, each with other classes of shares described in other prospectuses, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:



UNDERLYING EQUITY FUNDS:                UNDERLYING Fixed-Income FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income
    International Equity Fund               Fund
                                            Mortgage Securities Fund
                                            U.S. Government Money Fund

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.


o    A variety of equity, fixed-income and balanced mutual funds.


o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management LP ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).


Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of the Underlying Funds and the Accessor Strategic Alternatives Fund, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus, and the Accessor Strategic Alternatives Fund, which is offered through a separate prospectus (see Appendix B for a more complete description of this Fund). You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.


Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 43.


================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.
--------------------------------------------------------------------------------
                                   accessor 3

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[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Smith Asset Management Group, LP ("Smith Group"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing Smith Group's bottom-up stock selection process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index.

The primary emphasis of Smith Group's      |-----------------------------------
stock selection process is on bottom-up    |MARKET  CAPITALIZATION:  The Growth
stock selection. Excess returns are        |Fund generally invests in companies
derived from two sources. First, all       |with market  capitalizations within
stocks must pass through a valuation       |the    range    of    the    market
screen designed to eliminate all           |capitalizations  of  the  companies
companies trading above their historical   |included  in the S&P 500 Index.  As
relative price/earnings ratio. Secondly,   |of  March  31,  2007,   the  market
stocks passing this screen are evaluated   |capitalization of the S&P 500 Index
on the basis of their ability to produce   |ranged  from $1.5  billion  for the
improved earnings quality and report       |smallest  company to $429.5 billion
earnings above expectations.               |for the largest company.
                                           ------------------------------------
Smith Group's large cap core/growth investment process is best described as a core approach. Smith Group buys companies that are undervalued according to a number of commonly accepted value measures, but have improving business fundamentals. Smith Group believes that the best evidence that fundamentals are improving is that a company reports earnings that are better than expected, and that it follows through with a pattern of these positive earnings surprises. During the period in which a company is reporting a series of positive earnings surprises it is generally experienced rapidly accelerating earnings growth that is above the company's historic growth rate. Smith Group has developed a process of combining traditional fundamental research, behavioral finance, and the latest technological tools in order to find companies with hidden fundamental business improvement. Smith Group uses this process as a way of finding the undervalued companies that have a catalyst for unlocking their value, providing a balance within the portfolio to exposures to valuation and growth.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


================================================================================
                   GROWTH FUND ANNUAL RETURNS  ADVISOR CLASS
================================================================================


[GRAPHIC]                                                       YEAR-TO-DATE
                                                                   -0.47%
                                                                AS OF 3/31/07
AS OF 12/31 EACH YEAR                                           --------------
                                                                BEST QUARTER
33.24 46.65 25.87 23.58 15.30 24.26 21.90 11.52  6.44  6.56        27.65%
------------------------------------------------------------    4TH QTR 1998
97     98    99     00   01     02    03   04     05    06      ---------------
                                                                WORST QUARTER
                                                                   -18.74%
                                                                1ST QTR 2001
                                                                ----------------

================================================================================
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
================================================================================




FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               6.56%           3.15%           6.40%
Fund returns after taxes on distributions                               6.47            3.02            5.15
Fund returns after taxes on distributions & sale of Fund shares         4.26            2.62            4.81
S&P 500/Citigroup Growth Index /1                                      11.01%           3.31%           7.15%




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                                   accessor 5

================================================================================
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The  Value
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2007,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1.5  billion  for the
invest  primarily in stocks of companies   |smallest  company to $429.5 billion
that    Acadian     Asset     Management   |for the largest company.
("Acadian"),  the Fund's Money  Manager,   ------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast sector-level returns, in an effort to predict how well the stock's sector will perform relative to other sectors in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the sector level, they utilize valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Sector weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.



PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



================================================================================
                    VALUE FUND ANNUAL RETURNS  ADVISOR CLASS
================================================================================


[GRAPH]
                                                                YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              0.80%
                                                                As of 3/31/07
                                                               ----------------
32.94 12.89 6.87 2.38 9.48 23.01 30.50 14.67  6.09   16.42       BEST QUARTER
----------------------------------------------------------           18.96%
   97    98   99   00    01     02    03    04   05    06       4TH QTR 1998
                                                                ---------------
                                                                WORST QUARTER
                                                                    -17.76%
                                                                3RD QTR 2002
-------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



FOR THE PERIODS ENDED 12/31/05                                          1 YEAR         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                              16.42%           7.31%           7.78%
Fund returns after taxes on distributions                              15.84            6.85            6.04
Fund returns after taxes on distributions & sale of Fund shares        10.65            6.02            5.66
S&P 500/Citigroup Value Index /1/                                      20.80%           9.06%           9.28%


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.












--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in long and, beginning on or about September 24, 2007, short positions in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, industry or other criteria appropriate to meet the Fund's objective. The Fund may engage
in various portfolio strategies (for      |------------------------------------
example, options or futures for           |SPECIAL   NOTE:   As  of   March  31,
speculation) to reduce certain risks of   |2007,  the market  capitalization of
its investments and may thereby enhance   |the    Dow   Jones    Wilshire   4500
income. Beginning on or about September   |Completion  Index  ranged  from under
24, 2007, the Fund will engage in short   |$1 million  for the smallest company
sales in an amount of approximately 20%   |to $112.5  billion   for  the largest
of the Fund's value (measured at the      |company.  The weighted average market
time of investment) under normal          |value of the Index was $9.9 billion,
circumstances ("120/20"). The Fund sells  |which may vary from month to month.
securities short in an attempt to         --------------------------------------
capitalize on equity securities that the Fund's Money Manager believes will underperform the market or their peers. When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in futures for cash management purposes to meet shareholder redemptions while maintaining exposure to the market.

SSgA Funds Management, Inc. ("SSgA FM"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA FM believes has the best growth potential for the Fund's long portfolio, and the worst growth potential for the Fund's short portfolio. SSgA FM's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation and selling short those with worse expectations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.




-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
-------------------------------------------------------------------------------
                                   accessor 8

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                         YEAR-TO-DATE
                                                                   3.99%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/07
                                                                --------------
                                                                BEST QUARTER
36.14 15.98 27.26 18.22 14.13 14.70 43.91 18.86 12.98  13.75        24.23%
-----------------------------------------------------------      3RD QTR 1998
97     98    99     00     01     02    03    04    05    06    ----------------
                                                                WORST QUARTER
                                                                    -19.66%
                                                                  3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               13.75%          13.40%          10.22%
Fund returns after taxes on distributions                               13.73%          13.38%           8.42%
Fund returns after taxes on distributions & sale of Fund shares          8.94%          11.75%           7.79%
Dow Jones Wilshire 4500 Completion Index (FLOAT ADJUSTED) /1            15.28%          12.11%           9.61%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.








--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NDTR_D Index. See Appendix A for additional information about the index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================


o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                           YEAR-TO-DATE
                                                                     5.87%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/07
                                                                  -------------
10.96 16.07 48.93 24.55 24.82 14.83 34.30 17.76  14.33   33.13    BEST QUARTER
---------------------------------------------------------------       30.20%
 97    98    99     00   01    02    03     04    05     06        4TH QTR 1999
                                                                  -------------
                                                                  WORST QUARTER
                                                                     -20.83%
                                                                   3RD QTR 2002
                                                                  -------------

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS


Fund returns before taxes                                              33.13%           15.44%          8.35%
Fund returns after taxes on distributions                              32.91%           15.36%          7.20%
Fund returns after taxes on distributions & sale of Fund shares        21.53%           13.55%          6.61%
MSCI EAFE + EM GTDR_D Index /1                                         27.76%           16.68%          8.40%
MSCI EAFE + EM NTDR_D /2                                               27.25%           16.24%          N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------

(1) THE MSCI EAFE + EM GDTR_D INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. "GDTR" INDICATES THAT THIS SERIES APPROXIMATES THE MAXIMUM POSSIBLE DIVIDEND REINVESTMENT. THE AMOUNT REINVESTED IS THE DIVIDEND DISTRIBUTED TO INDIVIDUALS RESIDENT IN THE COUNTRY OF THE COMPANY, BUT DOES NOT INCLUDE TAX CREDITS.

(2) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE GDTR SERIES WITH THE NDTR_D SERIES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE FORMER SERIES OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE NDTR_D SERIES IN THE FUTURE.

================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2007,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  5.70  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.




o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                          YEAR-TO-DATE
                                                                    2.93%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/07
                                                                ---------------
                                                                 BEST QUARTER
5.19  1.42  24.24  9.49   2.20   10.82                               8.53%
-------------------------------------                            2ND QTR 2003
01    02    03     04    05       06                            --------------
                                                                 WORST QUARTER
                                                                     -3.74%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YR            5 YRS       INCEPTION*


Fund returns before taxes                                                       10.82%          9.34%        7.41%
Fund returns after taxes on distributions                                        7.93%          6.19%        4.14%
Fund returns after taxes on distributions & sale of Fund shares                  6.94%          6.07%        4.28%
Lehman Brothers U.S. Corporate High Yield Index/1                               11.85%          10.18%       N/A
Merrill Lynch U.S. High Yield Master II Index /2                                11.72%           9.85%       N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *5/1/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


(2) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX WITH THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE LEHMAN INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX IN THE FUTURE.



================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 6% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2007,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.12  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.  The Fund may also  invest        |vary in the future.
in mortgage-backed  securities. The         -----------------------------------
Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                  accessor 14

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                         YEAR-TO-DATE
                                                                    0.99%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/07
                                                                --------------
8.62  8.38  3.58  10.17  8.00  11.70  4.93  3.88  3.69  3.73    BEST QUARTER
------------------------------------------------------------        5.24%
97    98     99    00     01     02    03    04    05    06     2ND QTR 2002
                                                                --------------
                                                                WORST QUARTER
                                                                    -3.09%%
                                                                2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR          5 YEARS         10 YEARS
Fund returns before taxes                                               3.73%           5.54%           5.87%
Fund returns after taxes on distributions                               1.17%           3.14%           3.43%
Fund returns after taxes on distributions & sale of Fund shares         2.38%           3.32%           3.53%
Lehman Brothers Government/Credit Index /1                              3.78%           5.17%           6.26%


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The    |-------------------------------------
Fund seeks to achieve its objective    |DURATION:  one of  the  fundamental
by  investing  at least  80% of its    |tools  used by  money  managers  in
assets in Fixed-Income  securities.    |security selection, is a measure of
This  policy  may  not  be  changed    |the  price  sensitivity  of a  debt
unless   Fund    shareholders   are    |security  or a  portfolio  of  debt
notified   at   least  60  days  in    |securities  to relative  changes in
advance of the proposed change. The    |interest  rates.  For  instance,  a
Fund primarily invests in corporate    |duration  of  "three"  means that a
bonds,  U.S.  Government  or agency    |portfolio's  or  security's   price
securities     and     asset-backed    |would be  expected  to  decrease by
securities  that are of  investment    |approximately 3% with a 1% increase
grade  quality or that are  unrated    |in  interest   rates   (assuming  a
but  judged  to  be  of  comparable    |parallel shift in the yield curve).
quality  or  higher  by  the  Money    |As of March 31, 2007,  the LBGC 1-5
Manager.  The  Fund  will  normally    |Index   duration  was  2.4  years,
seek  to  have  a   dollar-weighted    |although the  duration  will likely
average  portfolio  duration of not    |vary in the future.
less  than two  years nor more than     --------------------------------------
five years and normally  invests in
securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). See Appendix A for additional information about the index. The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 16

================================================================================
o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
                         SHORT-INTERMEDIATE FIXED-INCOME
                       FUND ANNUAL RETURNS ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                       YEAR-TO-DATE
                                                                  1.22%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                              --------------
6.33 6.87 1.22 7.54 6.77 6.64 2.19 2.16  2.38   3.86          BEST QUARTER
----------------------------------------------------                4.16%
97   98   99   00   01   02   03   04   05       06           3RD QTR 2001
                                                              ---------------
                                                              WORST QUARTER
                                                                  -1.59%
                                                               2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS          10 YEARS
Fund returns before taxes                                               3.86%           3.43%           4.57%
Fund returns after taxes on distributions                               2.07%           1.89%           2.64%
Fund returns after taxes on distributions & sale of Fund shares         2.49%           2.01%           2.71%
Lehman Brothers Government/Corporate 1-5 Year Index    /1               4.22%           3.77%           5.34%




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities, including passthroughs and CMOs, CMBSs and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);


                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2007, the duration
then implement this strategy by |of the LBM Index was 3.58 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Leverage Risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Interest on borrowings may be greater than the Fund0's return on the underlying investment.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 18

================================================================================
o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                        YEAR-TO-DATE
                                                                   1.16%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/07
                                                               -------------
9.53  6.43  1.19  11.11  7.68  7.90  2.34  3.87  1.96  3.92    BEST QUARTER
-------------------------------------------------------------       4.24%
97    98    99    00     01    02    03    04    05     06     3RD QTR 2001
                                                               -------------
                                                               WORST QUARTER
                                                                   -1.39%
                                                               2ND QTR 2004
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               3.92%           3.98%           5.54%
Fund returns after taxes on distributions                               2.00%           2.27%           3.41%
Fund returns after taxes on distributions & sale of Fund shares         2.51%           2.39%           3.42%
Lehman Brothers Mortgage-Backed Securities Index /1                     5.22%           4.85%           6.16%





(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.











(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 20

================================================================================



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                      YEAR-TO-DATE
                                                                1.18%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             -------------
5.07 5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75   4.49           BEST QUARTER
--------------------------------------------------              1.53%
97   98   99   00   01   02   03   04   05     06             4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.49%           2.06%           3.48%
Citigroup U.S. Domestic 3Month TBill Index /1                           4.76%           2.35%           3.67%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



The Fund's 7-day effective yield on 3/31/07 was 4.81%.






























(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM
================================================================================
                                  accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Fixed-Income Underlying Funds and the money market Underlying Fund, and may invest in a limited amount of the four Equity Underlying Funds and the Accessor Strategic Alternatives Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 88% and 12%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.


--------------------------------------------------------------------------------
                                                         ASSET ALLOCATION
ACCESSOR FUNDS                                          RANGE           TARGET
                                                  MINIMUM   MAXIMUM   ALLOCATION
--------------------------------------------------------------------------------
Underlying Equity Funds -                         0.0%        10.0%        0.0%
Advisor Class Shares
         Growth                                   0.0%         5.0%        0.0%
         Value                                    0.0%         5.0%        0.0%
         Small to Mid Cap                         0.0%         5.0%        0.0%
         International Equity                     0.0%         5.0%        0.0%

Underlying Fixed-Income Funds -                  50.0%        95.0%       88.0%
Advisor Class Shares
         High Yield Bond                         10.0%        40.0%       20.0%
         Intermediate Fixed-Income               10.0%        50.0%       25.0%
         Short-Intermediate Fixed-Income         10.0%        50.0%       18.0%
         Mortgage Securities                     10.0%        50.0%       25.0%

Stragetic Alternatives*                           0.0%        10.0%        0.0%
         Strategic Alternatives                   0.0%        10.0%        0.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              5.0%        40.0%       12.0%

         U.S. Government Money***                 5.0%        40.0%       12.0%

--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 22

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                      YEAR-TO-DATE
                                                                 1.38%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             ---------------
5.95 5.68 4.68 2.83  2.38  4.32                                BEST QUARTER
-------------------------------                                  3.14%
01   02   03   04   05     06                                 1ST QTR 2001
                                                             ---------------
                                                             WORST QUARTER
                                                                -0.99%
                                                             2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                           SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR    5 YEARS       INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.32%     3.97%         4.30%
Fund returns after taxes on distributions                                       2.54%     2.42%         2.65%
Fund returns after taxes on distributions & sale of Fund shares                 2.78%     2.47%         2.68%
Lehman Brothers Aggregate Bond Index /1                                         4.33%     5.06%         N/A%





(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

















--------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                  accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 29.0%, 58.0%, 5.0% and 8.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                                       ASSET ALLOCATION
                                                    Range               Target
Accessor Funds                               Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           20.0%        40.0%        29.0%

         Growth                                 0.0%        20.0%         7.0%
         Value                                  0.0%        20.0%         7.0%
         Small to Mid Cap                       0.0%        10.0%         3.5%
         International Equity                   5.0%        20.0%        11.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                           25.0%        80.0%        58.0%

         High Yield Bond                        5.0%        30.0%        13.0%
         Intermediate Fixed-Income              5.0%        40.0%        16.5%
         Short-Intermediate Fixed-Income        5.0%        40.0%        11.8%
         Mortgage Securities                    5.0%        40.0%        16.8%

Stragetic Alternatives*                         0.0%        10.0%
         Strategic Alternatives                 0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                            0.0%        35.0%         8.0%

         U.S. Government Money***               0.0%        35.0%         8.0%

--------------------------------------------------------------------------------
*The Accessor Strategic Alternatives Fund is offered through a separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks and the risks of the Strategic Alternatives Fund are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 24

================================================================================


o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.





                                   accessor 25

================================================================================
o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                  YEAR-TO-DATE
                                                             1.62%
AS OF 12/31 EACH YEAR                                    AS OF 3/31/07
                                                         --------------
 0.57 2.45 13.56 6.45 4.29   8.33                        BEST QUARTER
---------------------------------                             6.97%
  01    02    03   04  05      06                        2ND QTR 2003
                                                         --------------
                                                         WORST QUARTER
                                                             -4.57 %
                                                         3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*


Fund returns before taxes                                                       8.33%           5.91%           4.79%
Fund returns after taxes on distributions                                       6.97%           4.71%           3.54%
Fund returns after taxes on distributions & sale of Fund shares                 5.37%           4.34%           3.33%
Lehman Brothers Aggregate Bond Index /1                                         4.33%           5.06%           N/A
S&P 500 Index /2                                                               15.79%           6.19%           N/A
Composite Index /3                                                              7.77%           5.40%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.


(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the allocation between the asset classes was approximately 47.5%, 41.8%, 5.0% and 5.8%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in Equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                 ASSET ALLOCATION

                                                      Range             Target
Accessor Funds                                 Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             40.0%        60.0%        47.5%

         Growth                                   5.0%        25.0%        11.5%
         Value                                    5.0%        25.0%        11.5%
         Small to Mid Cap                         0.0%         3.0%         6.0%
         International Equity                    10.0%        15.0%        18.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                             25.0%        60.0%        41.8%

         High Yield Bond                          0.0%        25.0%         9.5%
         Intermediate Fixed-Income                0.0%        15.0%        11.8%
         Short-Intermediate Fixed-Income          0.0%        15.0%         8.5%
         Mortgage Securities                      0.0%        15.0%        12.0%

Stragetic Alternatives*                           0.0%        10.0%
         Strategic Alternatives                   0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              0.0%        25.0%         5.8%

         U.S. Government Money***                 0.0%        25.0%         5.8%

-------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 27

================================================================================

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.


                                   accessor 28

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                       YEAR-TO-DATE
                                                                 1.89%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                             --------------
 4.57 7.94 19.52  9.00  5.72   10.81                         BEST QUARTER
-------------------------------------                            9.93%
  01    02    03    04    05      06                          2ND QTR 2003
                                                             --------------
                                                              WORST QUARTER
                                                                -8.04%
                                                              3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       10.81%          7.04%           5.00%
Fund returns after taxes on distributions                                        9.77%          6.07%           4.00%
Fund returns after taxes on distributions & sale of Fund shares                  6.99%          5.46%           3.66%
Lehman Brothers Aggregate Bond Index  /1                                         4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index /3                                                              10.07%          5.63%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 57.0%, 33.0%, 5.0% and 5.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION
                                                          Range          Target
Accessor Funds                                    Minimum   Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                                50.0%     70.0%   57.0%

         Growth                                     10.0%     30.0%   13.8%
         Value                                      10.0%     30.0%   13.8%
         Small to Mid Cap                            0.0%     20.0%    6.8%
         International Equity                       12.5%     35.0%   22.8%

Underlying Fixed-Income Funds -
Advisor Class Shares                                10.0%     50.0%   33.0%

         High Yield Bond                             0.0%     20.0%    7.5%
         Intermediate Fixed-Income                   0.0%     25.0%    9.5%
         Short-Intermediate Fixed-Income             0.0%     25.0%    6.5%
         Mortgage Securities                         0.0%     25.0%    9.5%

Stragetic Alternatives*                              0.0%     10.0%
         Strategic Alternatives                      0.0%     10.0%    5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                                 0.0%     20.0%    5.0%

         U.S. Government Money***                    0.0%     20.0%    5.0%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 30

================================================================================

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.


                                   accessor 31

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                     YEAR-TO-DATE
                                                                2.00%
AS OF 12/31 EACH YEAR                                       AS OF 3/31/07
                                                          ---------------
 6.83 10.84 22.09 10.21 6.43   11.96                        BEST QUARTER
------------------------------------                            11.36%
  01     02    03   04   05       06                        2ND QTR 2003
                                                          ---------------
                                                            WORST QUARTER
                                                               -10.42
                                                            3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       11.95%          7.41%           4.91%
Fund returns after taxes on distributions                                       11.10%          6.58%           4.07%
Fund returns after taxes on distributions & sale of Fund shares                  7.75%          5.88%           3.69%
Lehman Brothers Aggregate Bond Index /1                                          4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index /3                                                              11.22%          5.74%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 76.0%, 16.8%, 5.0% and 2.3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                                      ASSET ALLOCATION
                                                    Range             Target
Accessor Funds                               Minimum      Maximum   Allocation
-------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           70.0%        90.0%        76.0%

         Growth                                10.0%        40.0%        18.3%
         Value                                 10.0%        40.0%        18.3%
         Small to Mid Cap                       0.0%        25.0%         9.0%
         International Equity                  20.0%        45.0%        30.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                            0.0%        30.0%        16.8%

         High Yield Bond                        0.0%        15.0%         3.8%
         Intermediate Fixed-Income              0.0%        15.0%         4.8%
         Short-Intermediate Fixed-Income        0.0%        15.0%         3.5%
         Mortgage Securities                    0.0%        15.0%         4.8%

Stragetic Alternatives*                         0.0%        10.0%
         Strategic Alternatives                 0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                            0.0%        15.0%         2.3%

         U.S. Government Money***               0.0%        15.0%         2.3%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 33

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.


                                   accessor 34

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                       YEAR-TO-DATE
                                                                  2.06%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                             --------------
 11.70 15.50 28.22 12.75  7.73   14.30                        BEST QUARTER
--------------------------------------                            14.55%
   01     02    03   04    05       06                        2ND QTR 2003
                                                              -------------
                                                              WORST QUARTER
                                                                  -13.70%
                                                              3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       14.30%          8.51%           4.83%
Fund returns after taxes on distributions                                       13.78%          7.96%           4.28%
Fund returns after taxes on distributions & sale of Fund shares                  9.28%          7.02%           3.80%
Lehman Brothers Aggregate Bond Index /1                                          4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index /3                                                              13.51%          5.97%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund and may invest in a limited amount of the four Underlying Fixed-Income Funds. As of January 30, 2008, the target allocation between the asset classes was approximately 94.0%, 5.0% and 1.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.



--------------------------------------------------------------------------------
                                                    ASSET ALLOCATION
                                                       Range            Target
Accessor Funds                                 Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             85.0%       100.0%        94.0%

         Growth                                  10.0%        40.0%        22.5%
         Value                                   10.0%        40.0%        22.5%
         Small to Mid Cap                         5.0%        25.0%        11.5%
         International Equity                    25.0%        50.0%        37.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                              0.0%        15.0%         0.0%

         High Yield Bond                          0.0%        10.0%         0.0%
         Intermediate Fixed-Income                0.0%         5.0%         0.0%
         Short-Intermediate Fixed-Income          0.0%         5.0%         0.0%
         Mortgage Securities                      0.0%         5.0%         0.0%

Stragetic Alternatives*                           0.0%        10.0%
         Strategic Alternatives                   0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              0.0%         5.0%         1.0%

         U.S. Government Money***                 0.0%         5.0%         1.0%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 36

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                    YEAR-TO-DATE
                                                              2.07
AS OF 12/31 EACH YEAR                                      AS OF 3/31/07
                                                          --------------
 15.68 20.02 30.74 14.60 8.86  15.95                       BEST QUARTER
-------------------------------------                         16.21%
   01     02    03      04   05   06                       2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                              -16.97%
                                                           3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       15.95%          8.63%           4.13%
Fund returns after taxes on distributions                                       15.83%          8.54%           4.04%
Fund returns after taxes on distributions & sale of Fund shares                 10.37%          7.44%           3.51%
S&P 500 Index /1                                                                15.79%          6.19%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 37

================================================================================
                                  FUND EXPENSES

The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other" fees and expenses of the Funds as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Funds are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.



SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)

ADVISOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
Equity Funds and Allocation Funds (except Income Allocation Fund)                  none
Fixed-Income Funds and Income Allocation Fund                                      none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
Equity Funds and High Yield Bond Fund                                              2.00%
Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds              none

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                                       SMALL TO       INTERNATIONAL
                                                     GROWTH            VALUE           MID CAP        EQUITY


Management Fees(4)                                    0.70%            0.70%           1.00%           1.00%
Distribution and Service (12b-1) Fees                 none             none            none            none
Other Expenses                                        0.27%            0.27%           0.26%           0.21%
Prime Brokerage Expenses                              N/A              N/A             0.10%           N/A
                                                      --------------------------------------------------------
Total Annual Fund Operation Expenses                  0.97%            0.97%           1.36%           1.21%


============================================================================================================================

                                                                                 SHORT
                                                        HIGH     INTERMEDIATE    INTERMEDIATE                   U.S.
                                                        YIELD       FIXED       FIXED           MORTGAGE        GOVERNMENT
                                                        BOND       INCOME        INCOME         SECURITIES      MONEY

Management Fee(4)                                       0.61%     0.48%         0.48%           0.61%           0.08%
Distribution & Service (12b-1) Fees                     None      None          None            None            None
OTHER EXPENSES                                          0.28%     0.29%         0.25%           0.32%           0.40%
                                                        -------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.89%     0.77%         0.73%           0.93%           0.48%




                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH       BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION

Management Fees(4)                                      0.10%           0.10%      0.10%        0.10%         0.10%      0.10%
Distribution & Service (12b-1)Fees                      none            none       none         none          none       none
Other Expenses (6)                                      0.31%           0.16%      0.08%        0.08%         0.07%      0.10%
Acquired Funds Fees and Expenses (7)                    0.82%           0.93%      0.99%        1.02%         1.09%      1.14%
                                                        ------------------------------------------------------------------------
Total Annual Fund Operating Expense                     1.23%           1.19%      1.17%        1.20%         1.26%      1.34%

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 55. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.


                                   accessor 38

================================================================================
                                 FUND EXPENSES


(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.

(6) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE
UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.

(7) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND. IF HISTORICAL FEES AND EXPENSES HAD BEEN USED, THE ACQUIRED FUNDS FEES AND EXPENSES FOR THE ALLOCATION FUNDS WOULD HAVE BEEN 0.64%, 0.83%, 0.95%, 1.00%, 1.11%, 1.16% RESPECTIVELY.



================================================================================





The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the
Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                        ONE YEAR    THREE YEARS  FIVE YEARS  TEN YEARS


UNDERLYING FUNDS
Growth                                                  $ 102       $ 318        $ 551       $ 1,222
Value                                                     102         318          551         1,222
Small to Mid Cap                                          143         444          767         1,681
International Equity                                      127         396          684         1,506
High Yield Bond                                            93         292          507         1,125
Intermediate Fixed-Income                                  81         253          440           979
Short-Intermediate Fixed-Income                            77         240          417           930
Mortgage Securities                                        98         305          529         1,174
U.S. Government                                            50         158          276           619


ALLOCATION FUNDS (1)
Income Allocation                                       $ 129       $ 402        $ 695       $ 1,530
Income & Growth Allocation                                125         389          673         1,483
Balanced Allocation                                       123         383          662         1,459
Growth & Income Allocation                                126         392          679         1,495
Growth Allocation                                         132         412          712         1,565
Aggressive Growth Allocation                              141         437          756         1,658




--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND.
--------------------------------------------------------------------------------




                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.


--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o UNDERLYING ACCESSOR FUNDS and the STRATEGIC ALTERNATIVES FUND

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.


--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
------------------------------------- |

The security types of the Underlying Funds are listed below. See Appendix B for the security types of the Strategic Alternatives Fund:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.


--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall (or rise, in the case of securities sold short) over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High yield corporate debt securities are often issued as a result of corporate
restructurings   such as leveraged  buyouts,  mergers,  acquisitions,  or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.


o MONEY MARKET SECURITIES  (Principal  security type for: U.S.  Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED  SECURITIES (Principal security type for: Mortgage Securities
Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

--------------------------------------------------------------------------------
                                   accessor 41

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK  UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                     SHORT-               U.S.
                                              SMALL     INTER-    HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND     FIXED     FIXED     ITIES      MONEY
--------------------------------------------------------------------------------


Bond Market Volatility      -         -        -          -        o         o         |)        o        ( )
Company Risk                |)        |)       |)         |)       o         |)        |)        -        -
Credit Risk                 -         -        -          -        o         |)        |)       ( )       ( )
Foreign Exposure            -         -        -          o        ( )       -         -         -        -
Government Sponsored
  Enterprises               -         -        -          -        -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )       |)        o         o        o         o
Issuer Risk                 -         -        -          -        o         |)        ( )      ( )       ( )
Lower Rated Debt Securities -         -        -          -        o         ( )       ( )       -        -
Portfolio Turnover         ( )        |)       |)         |)       o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        ( )       ( )       ( )       o        -
Short Sales Risk            -         -        o          -        -         -         -         -        -
Small to Mid Company Risk  ( )        ( )      o          |)       -         -         -         -        -
Stock Market Volatility      o        o        o          o        -         -         -         -        -

--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH



Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Commodity Risk                         -           ( )          ( )          ( )           ( )         ( )
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Counterparty Risk                      -           ( )          ( )          ( )           ( )         ( )
Credit Risk                            |)          |)           |)           ( )           ( )         -
ETF & ETN Risk                         -           ( )          ( )          ( )           ( )         ( )
Foreign Exposure                       -           ( )          ( )          |)            |)          o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                             o          o            |)           |)           ( )         -
Lower Rated Debt Securities            ( )         ( )          |)           |)            |)          -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Short Sales Risk                       -           ( )          ( )          ( )           |}          |}
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o

--------------------------------------------------------------------------------
Key:              -   n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 42

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds and the Accessor Strategic Alternatives Fund that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds and the risks of the Strategic Alternatives Fund. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses. See Appendix B for further information on the Accessor Strategic Alternatives Fund.

o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality


--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.


o  LEVERAGE  RISK  (Principal  risk  for:   Mortgage   Securities   Fund).  Some
transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet


--------------------------------------------------------------------------------
                                   accessor 44

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.


o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SHORT SALES RISK. (Principal risk for Small to Mid Cap Fund) Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------


o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.













================================================================================
                                  accessor 46

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.

Each Fund paid the following management fees in fiscal year 2006 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2006   |    FOR FISCAL YEAR 2006      FOR FISCAL YEAR 2006
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.90%           |          0.45%                      0.45%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.95%           |          0.60%                      0.35%
International Equity                      1.01%           |          0.55%                      0.46%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.43%           |          0.33%                      0.10%
Short-Intermediate Fixed-Income           0.43%           |          0.33%                      0.10%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Senior Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Yeung has been with Accessor Capital since December 2006 as Senior Investment Officer. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and reimbursement of certain out of pocket expenses. The Allocation Funds pay no fees for transfer agent or administrative services.


--------------------------------------------------------------------------------

                                   accessor 47

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of each Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed fee. The Money Managers for the Value, Growth, International Equity and Small to Mid Cap Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.

For each of Enhanced Investments Technologies, LLC for the Growth Fund, SSgA Funds Management, Inc. for the Small to Mid Cap Fund and Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The fee arrangement under this agreement is similar to those described above.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.



--------------------------------------------------------------------------------
                                  accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

Money Manager     Smith Asset Management Group, LP
                           100 Crescent Court, Suite 1150
                           Dallas, TX  75201

Smith Asset Management Group, LP ("Smith Group") has managed the Growth Fund since September 21, 2007. Founded in 1995, Smith Group has approximately $5.8 billion in assets under management as of June 30, 2007.

The Growth Fund is team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith, CFA, directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Stephen S. Smith, CFA has executed for over 25 years.

Stephen S. Smith, CFA, John D. Brim, CFA, John D. Ingle, Jr., Royce W. Medlin, CFA, William Ketterer, CFA, William F. Moyer, CFA, A. Michelle Pryor, CFA, David Hoener, and Darren A. Bodenhamer have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007.

Stephen S. Smith, CFA, CEO and Chief Investment Officer, is the founder of Smith Asset Group. Since the firm's founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983 he joined the predecessor to Bank of America, where he held a variety of senior investment management positions.

John D. Brim, CFA, Portfolio Manager, joined Smith Group in March 1998. Mr. Brim is a portfolio manger and responsible for equity research within the health care sector. From April 1997 to March 1998, he was a manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. From June 1990 to April 1997, he held a variety of positions, including senior client manager, with NationsBank Asset Management in Dallas.

John D. Ingle, Jr., Portfolio Manager, joined Smith Group in June 2004. Mr. Ingle is a portfolio manager and responsible for equity research within technology, telecommunications and consumer discretionary sectors. He has been a portfolio manager since 1967. Prior to joining Smith Group, he was Vice President and Senior Portfolio Manager at Bank of Texas from August 2002 to June 2004. From 1991 to 2002, he served as Senior Vice President and portfolio manager at Bank of America where he managed portfolios for institutional and high net worth clients.

Royce W. Medlin, CFA, Portfolio Manager, joined Smith Group in January 2006. Prior to joining Smith Group, he was President and Portfolio Manager of Belmont Wealth Management where he worked from 2002 to 2005. From 1991 to 2002, he served as a portfolio manager at U.S. Trust in Dallas and Team Bank Trust Investments in Fort Worth.

William Ketterer, CFA, Portfolio Manager, joined Smith Group in January of 2007 as a portfolio manager. From March 1999 to January 2007, he served as Senior Vice President and Portfolio Manager with The Private Bank at Bank of America where he managed portfolios for institutions and high net worth individuals. From 1993 to 1999, he worked in corporate development within the healthcare industry. Prior to 1993, he was Vice President and General Manager of a west coast startup.

William F. Moyer, CFA, Portfolio Manager, joined Smith Group in January 2004. Mr. Moyer is a portfolio manager and responsible for equity research within the finance sector. From 2000 to 2003, he served as a senior portfolio manager with Northern Trust. From 1981 to 2000 he served as a senior portfolio manager with Bank of America where he chaired the Portfolio Review Committee.

A. Michelle Pryor, CFA, Portfolio Manager, joined Smith Group in April 1998. Ms. Pryor is a portfolio manager and responsible for equity research within the consumer discretionary sector. Prior to joining the company, she was a trading assistant for Bell Fundamental Futures, L.L.C., a commodity-trading advisor, in Memphis, Tennessee.

David Hoener, Portfolio Manager, joined the Smith Group in 2006 as a portfolio manager. For the past 40 years, Mr. Hoener has been active in equity management. Prior to joining the Smith Group he served as President and Senior Portfolio Manager for Belmont since 1994.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Beginning on September 21, 2007, the Fund has agreed to pay Smith Group, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25%.of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net performance of the class of shares of the Fund with the lowest expenses and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.15% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.40% basis points.

Prior to the Smith Group, the sub-adviser was Enhanced Investment Technologies, LLC ("INTECH"). As compensation for INTECH's services, prior to May 1, 2007, the Fund paid INTECH, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. Beginning on May 1, 2007 through September 21, 2007, the Fund agreed to pay INTECH, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40%.

--------------------------------------------------------------------------------
                                  accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
--------- |


Money Manager  Acadian Asset Management, One Post Office Square, 20th Floor,
               Boston, MA  02109


Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $63.9 billion of assets under management as of December 31, 2006.

The entire investment team oversees a single core process that produces all portfolios. The management team consists of 12 portfolio managers. A lead
manager  is  assigned  to  monitor  adherence  to  client  specific   investment
objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002. Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.

As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net performance of the class of shares with the lowest expenses and the S&P 500/Citigroup Value Index over a rolling twelve-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30% basis points.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for the Wellington Management's service, the Fund agreed to pay the Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
 --------------------|

MONEY MANAGER  SSgA Funds Management, Inc., ("SSgA FM")
               One Lincoln Street, Boston, MA 02111


SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.

SSgA FM uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA FM, is the Managing Director since the first

--------------------------------------------------------------------------------
                                  accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

quarter of 2006 primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Prior to May 1, 2007, the Fund paid the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund. From May 1, 2007 through September 30, 2007, the Fund paid the Money Manager, a fee comprised of a monthly base fee payable at an annual rate of 0.30% of the Fund's average daily net assets.

Beginning October 1, 2008, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from October 1, 2007 through September 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the percentage difference between the net performance of the class of shares of the Fund with the lowest expenses and the Dow Jones Wilshire 4500 Index over a 12-month rolling period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.30% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.70% basis points.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |


MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET



Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $192 billion of assets under management as of December 31, 2006. Pictet uses a team approach in managing the International Equity Fund. A team of two experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund. Richard Heelis, Head & Senior Investment Manager, and Fabio Paolini, Senior Investment Manager co-head the team and are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and has been the Head of the Regional Equities Team since 2003. From 1999 to 2003, he was a Senior Investment Manager. Mr. Paolini has been with Pictet since 1997 and has been a Senior Investment Manager for the past five years. Mr. Heelis and Mr. Paolini make final investment decisions on a team basis. Responsibility for investment ideas is split regionally amongst the portfolio managers. Mr. Heelis is responsible for Japanese securities and Mr. Paolini is responsible for European securities.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.

As compensation for the Money Manager's services, prior to May 1, 2007 the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000


--------------------------------------------------------------------------------
                                  accessor 51

================================================================================
MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net performance of the class of shares of the Fund with the lowest expenses and the MSCI EAFE + EM (NDR) Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |

MONEY MANAGER     Financial Management Advisors, LLC, ("FMA")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2005.

FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA, with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER    Cypress Asset Management ("Cypress")
                 26607 Carmel Center Place, Suite 101, Carmel, CA 93923



Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $670 million in assets under management as of December 31, 2006.

Xavier J. Urpi, President and Chief Investment Officer, has been primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund since 1998. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, effective June 1, 2007, each Fund has agreed to pay the Money Manager a fee, computed daily and paid quarterly, at the annual rate of 0.15% of the aggregate daily net assets of each Fund. Prior to June 1, 2007, the Money Manager was paid an annual fee of 0.10% of the aggregate daily net assets of each Fund.






--------------------------------------------------------------------------------
                                   accessor 52

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|


MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022



BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.1 trillion in assets under management as of December 31, 2006.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991 and has served as a Managing Director for the last five years. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
-------------------------------------------- |


MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994 and the Allocation Funds since December 27, 2000. Accessor Capital was founded in 1991 and has approximately $2.99 billion in assets under management as of December 31, 2006.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund, the Allocation Funds and the Accessor Strategic Alternatives Fund. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Senior Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management of the investment department and as the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Yeung has been with Accessor Capital as the Senior Investment Officer since December 2006 and as a member of the Investment Committee since January 2007. He is primarily responsible for oversight and management and monitoring of the underlying Accessor Funds and the sub-advisers, as well as conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an institutional investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Yeung received his MBA degree with concentrations in Analytic Finance and Accounting from the University of Chicago.

Mr.  Rowader  has been with  Accessor  Capital  since  February  2007,  first as
Investment Officer and member of the Investment Committee and from December 2007, as Senior Investment Officer. Mr. Rowader is primarily responsible for the day-to-day management and investment decisions for Allocation Funds and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

--------------------------------------------------------------------------------
                                  accessor 53

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He is primarily responsible for the day-to-day management and investment decisions for the U.S. Government Fund, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|

o DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
-------------- |                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive



--------------------------------------------------------------------------------
                                   accessor 55

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.



                                   accessor 56

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                                   INVESTMENT MINIMUMS
--------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |   RETIREMENT ACCOUNTS
                                                               |
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts: $100 per Fund           |Automatic Investment Plan:             $100 per transaction
---------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund, which normally calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 59.


--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|


The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).



--------------------------------------------------------------------------------
                                   accessor 57

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares.
Exchanges into the A Class Shares from a different class of a Fund will be subject to a front-end load, if applicable. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of a Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.



--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
 -----------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption
request in good order from a shareholder    |
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer
of authorized  signer.  Shareholders  of    |Agent    may    charge   a $10.00
the U.S. Government  Money Fund who elect   |processing fee for each redemption
this option  should be aware                |check.
                                            |



--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


o BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o BY FAX.  Redemption  requests  may be  faxed  to  Accessor  Capital  at  (206)
2244274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.



--------------------------------------------------------------------------------
                                   accessor 60

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.


                                   accessor 61

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. Short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.


On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.


--------------------------------------------------------------------------------
                                   accessor 62

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------


A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.


The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.


After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a)
interest related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.



THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.


--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

o OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.


o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund.


================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.














--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================
GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


-------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                      2006          2005          2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.49   $     23.08    $     20.77    $     17.13    $     22.69


   Net investment income (loss)(1)                           0.07          0.05           0.13           0.09           0.07
   Net realized and unrealized gain (loss)
      on investments(1)                                      1.54          1.43           2.26           3.65          (5.57)
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.61          1.48           2.39           3.74          (5.50)

   Distributions from net investment income                 (0.07)        (0.07)         (0.08)         (0.10)         (0.06)
   Distributions from capital gains                             -             -              -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.07)        (0.07)         (0.08)         (0.10)         (0.06)
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(4)       0.00(4)        0.00(4)        0.00(4)        0.00(4)

NET ASSET VALUE, END OF PERIOD                        $     26.03   $     24.49    $     23.08    $     20.77    $     17.13
===============================================================================================================================
TOTAL RETURN(2)                                              6.56%         6.44%         11.52%         21.90%        (24.26)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   178,084   $   133,132    $   113,110    $    94,904    $    95,637
   Ratio of expenses to average net assets(3)                1.20%         1.22%          0.91%          0.83%          0.80%
   Ratio of net investment income (loss)
      to average net assets                                  0.29%         0.21%          0.60%          0.49%          0.36%
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%         66.00%

===============================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.

================================================================================
                                  accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.86     $   19.93   $   17.58     $   13.62     $   17.88


   Net investment income (loss)(1)                         0.31          0.27        0.23          0.16          0.15
   Net realized and unrealized gain (loss)
      on investments(1)                                    3.09          0.93        2.33          3.97         (4.26)
                                                      ------------------------------------------------------------------
Total from investment operations                           3.40          1.20        2.56          4.13         (4.11)

   Distributions from net investment income               (0.32)        (0.27)      (0.21)        (0.17)        (0.15)
   Distributions from capital gains                           -             -           -             -             -
   Distributions in excess of capital gains                   -             -           -             -             -
                                                      ------------------------------------------------------------------
Total distributions                                       (0.32)        (0.27)      (0.21)        (0.17)        (0.15)
                                                      ------------------------------------------------------------------
   Redemption fees                                         0.00(4)          -        0.00(4)       0.00(4)       0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   23.94     $   20.86   $   19.93     $   17.58     $   13.62
========================================================================================================================
TOTAL RETURN(2)                                           16.42%         6.09%      14.67%        30.50%       (23.01)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 127,895     $ 109,228   $  94,222     $  70,232     $  71,823
   Ratio of gross expenses to average net assets(3)        0.99%         1.00%       0.84%         0.84%         0.87%
   Ratio of net expenses to average net assets(3)          0.99%         0.85%       0.84%         0.84%         0.87%
   Ratio of net investment income to average
      net assets                                           1.40%         1.36%       1.27%         1.08%         0.96%
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%       117.49%

========================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.


================================================================================
                                  accessor 66

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                     2006          2005           2004          2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   28.20     $   24.96     $   21.00     $   14.62     $  17.14

   Net investment income (loss)(1)                         0.05          0.03         (0.02)         0.03        (0.01)
   Net realized and unrealized gain (loss)
      on investments(1)                                    3.83          3.21          3.98          6.38        (2.51)
                                                      -------------------------------------------------------------------
Total from investment operations                           3.88          3.24          3.96          6.41        (2.52)

   Distributions from net investment income               (0.02)            -          0.00(4)      (0.03)           -
   Distributions from capital gains                           -             -             -             -            -
                                                      -------------------------------------------------------------------
Total distributions                                       (0.02)            -          0.00(4)      (0.03)           -
                                                      -------------------------------------------------------------------
   Redemption fees                                         0.00(4)       0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   32.06     $   28.20     $   24.96     $   21.00     $  14.62
=========================================================================================================================
TOTAL RETURN(2)                                           13.75%        12.98%        18.86%        43.91%      (14.70)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 288,277     $ 155,235     $ 163,878     $ 134,782     $108,628
   Ratio of expenses to average net assets(3)              1.22%         1.26%         1.20%         1.24%        1.13%
   Ratio of net investment income (loss) to
      average net assets                                   0.18%         0.13%        (0.09)%        0.20%       (0.03)%
Portfolio turnover rate                                   37.24%        41.64%        46.31%        47.88%       44.59%

=========================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.


================================================================================
                                  accessor 67

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                               2006          2005         2004         2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   17.35     $   15.21     $  12.96     $   9.65     $  11.33

   Net investment income (loss)(1)                   0.10          0.14         0.15         0.12         0.08
   Net realized and unrealized gain (loss)
      on investments(1)                              5.65          2.04         2.15         3.18        (1.79)
                                                ----------------------------------------------------------------
Total from investment operations                     5.75          2.18         2.30         3.30        (1.71)

   Distributions from net investment income         (0.11)        (0.04)       (0.05)           -            -
   Distributions from capital gains                    -             -            -             -            -
                                                ----------------------------------------------------------------
Total distributions                                 (0.11)        (0.04)       (0.05)           -            -
                                                ----------------------------------------------------------------
   Redemption fees(5)                               (0.00)(4)     (0.00)(4)    (0.00)(4)     0.01         0.03

NET ASSET VALUE, END OF PERIOD                  $   22.99     $   17.35     $  15.21     $  12.96     $   9.65
================================================================================================================
TOTAL RETURN(2)                                     33.13%        14.33%       17.76%       34.30%      (14.83)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $ 152,545     $ 100,146     $ 87,790     $ 69,059     $ 59,362
   Ratio of expenses to average net assets(3)        1.44%         1.41%        1.24%        1.36%        1.43%
   Ratio of net investment income (loss) to
      average net assets                             0.53%         0.89%        1.09%        1.17%        0.75%
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%      107.71%

================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.

5/Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.



================================================================================
                                  accessor 68

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
---------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                               2006          2005         2004         2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   10.72     $   11.31     $  11.18     $   9.86     $  10.61

   Net investment income (loss)(1)                   0.80          0.82         0.89         0.94         0.89
   Net realized and unrealized gain (loss)
      on investments(1)                              0.31         (0.58)        0.12         1.33        (0.75)
                                                -----------------------------------------------------------------
Total from investment operations                     1.11          0.24         1.01         2.27         0.14

Distributions from net investment income            (0.82)        (0.83)       (0.88)       (0.96)       (0.89)
Distributions from capital gains                        -             -            -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.82)        (0.83)       (0.88)       (0.96)       (0.89)
                                                -----------------------------------------------------------------
   Redemption fees(5)                                0.00(4)       0.00(4)      0.00(4)      0.01         0.00(4)

NET ASSET VALUE, END OF PERIOD                  $   11.01     $   10.72     $  11.31     $  11.18     $   9.86
=================================================================================================================
TOTAL RETURN(2)                                     10.82%         2.20%        9.49%       24.24%        1.42%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $  59,931     $  50,311     $ 50,920     $ 51,918     $ 57,341
   Ratio of expenses to average net assets(3)        0.90%         0.93%        0.83%        0.95%        0.92%
   Ratio of net investment income to average
      net assets                                     7.52%         7.51%        8.00%        8.99%        8.89%
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%      108.29%

=================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than ($0.005) per share.
5/Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.

================================================================================
                                  accessor 69

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERMEDIATE FIXED-INCOME FUND
------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2006          2005         2004          2003         2002
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.64     $   11.91    $   12.13     $    12.45    $   11.89

   Net investment income (loss)(1)                        0.79          0.63         0.60           0.55         0.64
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.38)        (0.20)       (0.14)          0.06         0.71
                                                      ----------------------------------------------------------------
   Total from investment operations                       0.41          0.43         0.46           0.61         1.35
                                                      ----------------------------------------------------------------

   Distributions from net investment income              (0.81)        (0.66)       (0.59)         (0.57)       (0.64)
   Distributions from capital gains                          -         (0.04)       (0.09)         (0.36)       (0.15)
                                                      ----------------------------------------------------------------
Total distributions                                      (0.81)        (0.70)       (0.68)         (0.93)       (0.79)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.24     $   11.64    $   11.91     $    12.13    $   12.45
======================================================================================================================
TOTAL RETURN(2)                                           3.73%         3.69%        3.88%          4.93%       11.70%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 36,331     $  56,312    $  51,548     $   37,099    $  50,283
   Ratio of expenses to average net assets(3)             0.73%         0.73%        0.87%          0.74%        0.67%
   Ratio of net investment income to average
     net assets                                           6.90%         5.36%        5.04%          4.46%        5.26%
Portfolio turnover rate                                 102.65%        93.26%      125.84%        105.58%       93.56%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.


================================================================================
                                  accessor 70

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED-INCOME FUND
------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2006         2005         2004           2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.76     $   11.98    $   12.18     $    12.34    $   12.12

   Net investment income (loss)(1)                        0.57          0.46         0.45           0.43         0.56
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.13)        (0.18)       (0.19)         (0.16)        0.22
                                                      ----------------------------------------------------------------
Total from investment operations                          0.44          0.28         0.26           0.27         0.78

   Distributions from net investment income              (0.58)        (0.50)       (0.46)         (0.43)       (0.56)
   Distributions from capital gains                          -             -            -              -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.58)        (0.50)       (0.46)         (0.43)       (0.56)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.62     $   11.76    $   11.98     $    12.18    $   12.34
======================================================================================================================
TOTAL RETURN(2)                                           3.86%         2.38%        2.16%          2.19%        6.64%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $107,195     $  95,933    $  68,402     $   80,613    $  42,639
   Ratio of expenses to average net assets(3)             0.71%         0.73%        0.64%          0.63%        0.64%
   Ratio of net investment income to average
     net assets                                           4.86%         3.99%        3.70%          3.54%        4.62%
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%       50.96%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 71

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
--------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2006          2005          2004            2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.39   $     12.65    $     12.69   $     13.00   $      12.69

   Net investment income (loss)(1)                           0.52          0.45           0.46          0.38           0.60
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.05)        (0.20)          0.02         (0.08)          0.38
                                                      ----------------------------------------------------------------------
Total from investment operations                             0.47          0.25           0.48          0.30           0.98

   Distributions from net investment income                 (0.58)        (0.49)         (0.45)        (0.36)         (0.61)
   Distributions from capital gains                         (0.07)        (0.02)         (0.07)        (0.25)         (0.06)
                                                      ----------------------------------------------------------------------
Total distributions                                         (0.65)        (0.51)         (0.52)        (0.61)         (0.67)
                                                      ----------------------------------------------------------------------
   Redemption fees                                              -             -              -             -              -

NET ASSET VALUE, END OF PERIOD                        $     12.21   $     12.39    $     12.65   $     12.69   $      13.00
============================================================================================================================
TOTAL RETURN(2)                                              3.92%         1.96%          3.87%         2.34%          7.90%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    48,202   $   158,056    $   163,913   $   159,367   $    173,978
   Ratio of expenses to average net assets(3)                1.00%         0.92%          0.81%         0.84%          0.84%
   Ratio of net investment income to average
     net assets                                              4.24%         3.56%          3.65%         2.93%          4.69%
   Portfolio turnover rate                                 578.95%       474.16%        324.40%       425.28%        294.60%
============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 72

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
--------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                      2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00    $      1.00

   Net investment income(1)                                  0.04          0.03           0.01           0.01           0.01
   Distributions from net investment income                 (0.04)        (0.03)         (0.01)         (0.01)         (0.01)
                                                      -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00    $      1.00
=============================================================================================================================
TOTAL RETURN(2)                                              4.49%         2.75%          0.93%          0.72%          1.45%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 1,433,080   $ 1,266,322    $ 1,260,063    $ 1,175,275    $ 1,249,928
   Ratio of gross expenses to average net assets(3)          0.47%         0.45%          0.46%          0.46%          0.46%
   Ratio of net expenses to average net assets(3)            0.47%         0.45%          0.46%          0.46%          0.46%
   Ratio of net investment income to average
      net assets                                             4.37%         2.68%          0.94%          0.72%          1.43%

=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 73

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.94   $     15.17    $     15.29    $     15.19    $     15.09

   Net investment income (loss)(1)                           0.73          0.60           0.50           0.53           0.69
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.10)        (0.23)         (0.09)          0.17           0.14
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.63          0.37           0.41           0.70           0.83

   Distributions from net investment income                 (0.73)        (0.59)         (0.49)         (0.53)         (0.69)
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)         (0.03)
   Distributions from return of capital                         -             -              -              -          (0.01)
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.73)        (0.60)         (0.53)         (0.60)         (0.73)
                                                      -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.84   $     14.94    $     15.17    $     15.29    $     15.19
=============================================================================================================================
TOTAL RETURN(2)                                              4.32%         2.38%          2.83%          4.68%          5.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    10,440   $     8,415    $     7,410    $     7,313    $     9,689
   Ratio of gross expenses to average net assets             0.35%         0.36%          0.42%          0.29%          0.24%
   Ratio of net expenses to average net assets               0.20%         0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  4.76%         3.79%          3.06%          3.30%          4.43%
   Ratio of net investment income to average net
      assets                                                 4.91%         3.94%          3.28%          3.49%          4.56%
   Portfolio turnover rate                                  14.19%        19.91%         33.21%         52.48%         50.44%

=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.





================================================================================
                                  accessor 74

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND
--------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     15.57   $     15.38    $     14.83    $     13.48    $     14.32

   Net investment income (loss)(1)                           0.56          0.45           0.39           0.40           0.47
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.71          0.20           0.55           1.40          (0.82)
                                                      ------------------------------------------------------------------------
Total from investment operations                             1.27          0.65           0.94           1.80          (0.35)

   Distributions from net investment income                 (0.56)        (0.45)         (0.37)         (0.39)         (0.46)
   Distributions from capital gains                         (0.01)        (0.01)         (0.02)         (0.06)         (0.03)
   Distributions in excess of capital gains                     -             -              -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.57)        (0.46)         (0.39)         (0.45)         (0.49)
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     16.27   $     15.57    $     15.38    $     14.83    $     13.48
==============================================================================================================================
TOTAL RETURN(2)                                              8.33%         4.29%          6.45%         13.56%         (2.45)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    15,923   $    14,277    $    12,381    $     8,693    $     5,224
   Ratio of gross expenses to average net assets             0.28%         0.28%          0.33%          0.30%          0.28%
   Ratio of net expenses to average net assets               0.20%         0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  3.44%         2.87%          2.45%          2.64%          3.33%
   Ratio of net investment income to average
      net assets                                             3.52%         2.95%          2.58%          2.84%          3.50%
Portfolio turnover rate                                     19.31%        11.49%         19.76%         26.08%         24.38%

==============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.





================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                    2006         2005         2004         2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.89     $  15.38     $  14.40     $  12.38     $    13.85

   Net investment income (loss)(1)                        0.45         0.36         0.31         0.33           0.37
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.24         0.51         0.96         2.05          (1.47)
                                                      ----------------------------------------------------------------
Total from investment operations                          1.69         0.87         1.27         2.38          (1.10)

   Distributions from net investment income              (0.44)       (0.36)       (0.29)       (0.33)         (0.35)
   Distributions from capital gains                      (0.00)(3)        -         0.00(3)     (0.03)         (0.02)
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.44)       (0.36)       (0.29)       (0.36)         (0.37)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.14     $  15.89     $  15.38     $  14.40     $    12.38
======================================================================================================================
TOTAL RETURN(2)                                          10.81%        5.72%        9.00%       19.52%         (7.94)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 53,958     $ 35,693     $ 27,584     $ 19,354     $   12,089
   Ratio of gross expenses to average net assets          0.23%        0.22%        0.26%        0.23%          0.23%
   Ratio of net expenses to average net assets            0.20%        0.20%        0.20%        0.10%          0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.70%        2.29%        2.04%        2.34%          2.71%
   Ratio of net investment income to average
     net assets                                           2.73%        2.31%        2.11%        2.46%          2.83%
Portfolio turnover rate                                  13.27%        3.20%       20.59%       19.58%         21.72%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than ($0.005) per share.




================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     2006           2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.97    $     15.32    $     14.15    $     11.86    $     13.65

   Net investment income (loss)(1)                          0.38           0.31           0.27           0.28           0.31
   Net realized and unrealized gain (loss)
      on investments(1)                                     1.51           0.65           1.17           2.31          (1.78)
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.89           0.96           1.44           2.59          (1.47)

   Distributions from net investment income                (0.37)         (0.30)         (0.25)         (0.27)         (0.31)
   Distributions from capital gains                        (0.00)(3)      (0.01)         (0.02)         (0.03)         (0.01)
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.37)         (0.31)         (0.27)         (0.30)         (0.32)
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.49    $     15.97    $     15.32    $     14.15    $     11.86
==============================================================================================================================
TOTAL RETURN(2)                                            11.96%          6.43%         10.21%         22.09%        (10.84)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    54,430    $    45,890    $    34,118    $    22,173    $    16,703
   Ratio of gross expenses to average net assets            0.22%          0.20%          0.25%          0.23%          0.24%
   Ratio of net expenses to average net assets              0.20%          0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        2.23%          2.03%          1.82%          2.06%          2.30%
   Ratio of net investment income to average
      net assets                                            2.25%          2.03%          1.88%          2.19%          2.44%
   Portfolio turnover rate                                 14.32%          1.95%         12.74%         19.56%         32.07%

==============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchases of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than ($0.005) per share.


================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND
----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                  2006           2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.14     $    15.17     $    13.62     $    10.80     $    13.00

   Net investment income (loss)(1)                       0.23           0.20           0.18           0.20           0.19
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.06           0.96           1.55           2.82          (2.20)
                                                   ------------------------------------------------------------------------
Total from investment operations                         2.29           1.16           1.73           3.02          (2.01)

   Distributions from net investment income             (0.22)         (0.19)         (0.18)         (0.20)         (0.19)
   Distributions from capital gains                         -              -              -              -              -
   Distributions in excess of capital gains                 -              -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.22)         (0.19)         (0.18)         (0.20)         (0.19)
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.21     $    16.14     $    15.17     $    13.62     $    10.80
===========================================================================================================================
TOTAL RETURN(2)                                         14.30%          7.73%         12.75%         28.22%        (15.50)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   51,586     $   39,186     $   30,623     $   25,041     $   20,095
   Ratio of gross expenses to average net assets         0.22%          0.20%          0.25%          0.22%          0.22%
   Ratio of net expenses to average net assets           0.20%          0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      1.33%          1.30%          1.24%          1.59%          1.48%
   Ratio of net investment income to average
     net assets                                          1.35%          1.30%          1.30%          1.71%          1.60%
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%          9.59%

===========================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




================================================================================
                                  accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
---------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                   2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.27     $    14.97     $    13.08     $    10.04     $   12.58

   Net investment income (loss)(1)                       0.09           0.06           0.05           0.05          0.03
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.50           1.26           1.86           3.03         (2.55)
                                                   -----------------------------------------------------------------------
Total from investment operations                         2.59           1.32           1.91           3.08         (2.52)

   Distributions from net investment income             (0.05)         (0.02)         (0.02)         (0.04)        (0.01)
   Distributions from capital gains                         -              -              -              -         (0.01)
   Distributions in excess of capital gains                 -              -              -              -             -
                                                   -----------------------------------------------------------------------
Total distributions                                     (0.05)         (0.02)         (0.02)         (0.04)        (0.02)
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.81     $    16.27     $    14.97     $    13.08     $   10.04
==========================================================================================================================
TOTAL RETURN(2)                                         15.95%          8.86%         14.60%         30.74%       (20.02)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   37,716     $   21,970     $   15,590     $   11,580     $   8,120
   Ratio of gross expenses to average net assets         0.26%          0.24%          0.30%          0.25%         0.23%
   Ratio of net expenses to average net assets           0.20%          0.20%          0.20%          0.10%         0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.48%          0.35%          0.27%          0.29%         0.16%
   Ratio of net investment income to average
     net assets                                          0.54%          0.39%          0.37%          0.44%         0.29%
Portfolio turnover rate                                 10.73%          2.01%          3.61%          7.27%         8.11%

==========================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.



As of December 31, 2006, there were 310 companies in the Growth Index and 349 companies in the Value Index.








                                   accessor 80

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================




================================================================================
                                  accessor 81

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


As of December 31, 2006, the MSCI + EM Index consisted of 1,959 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.70%, Austria 0.52%, Belgium 1.05%, Denmark 0.69%, Finland 1.21%, France 8.50%, Germany 6.27%, Greece 0.54%, Hong Kong 1.50%, Ireland 0.74%, Italy 3.27%, Japan 19.01%, Netherlands 2.85%, New Zealand 0.13%, Norway 0.78%, Portugal 0.29%, Singapore 0.80%, Spain 3.42%, Sweden 2.19%, Switzerland 5.80%, United Kingdom 19.97%.

Emerging Markets: Argentina 0.13%, Brazil 1.66%, Chile 0.24%, China 1.86%, Colombia 0.05%, Czech Republic 0.12%, Egypt 0.13%, Hungary 0.17%, India 1.02%, Indonesia 0.26%, Israel 0.36%, Jordan 0.02%, Korea 2.44%, Malaysia 0.41%, Mexico 0.97%, Morocco 0.04%, Pakistan 0.03%, Peru 0.07%, Philippines 0.08%, Poland 0.27%, Russia 1.67%, South Africa 1.31%, Taiwan 1.98%, Thailand 0.23%, Turkey 0.23%.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2006, the value of the MSCI EAFE + EM Index was 331.04.


--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |


The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 15 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.



================================================================================
                                  accessor 82

================================================================================
                                   APPENDIX A


The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|



The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------

                                   Appendix B

[graphic] Accessor Strategic Alternatives Fund Details

Investment Objective The Accessor Strategic Alternatives Fund (the "Fund") seeks to provide long term capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies The Fund seeks to achieve its objective by investing at least 80% of its assets in asset classes that exhibit low historical correlations with global stock and bond markets. For purposes of this policy, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government sponsored enterprises that are held for the purpose of "covering" the Fund's obligations under other investments will be counted toward the 80%, if the investments for which they are held as coverage exhibit low historical correlations with global stock and bond markets. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. To achieve its objective, the Fund will invest primarily in alternative asset classes (such as real estate, a variety of commodity-related securities and currencies) that historically have had a low correlation to traditional asset classes (such as stocks, bonds and money market securities).

The Fund will seek exposure to alternative asset classes by investing in structured notes, exchanged traded notes (ETNs), exchange traded funds (ETFs), mutual funds, and closed-end funds (ETFs, mutual funds and closed-end funds are referred to as "underlying funds"). The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps.

The Fund's manager, Accessor Capital Management LP ("Accessor" or "Money Manager") utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio will be more actively managed and may add additional assets that are not part of the core portfolio, as discussed below.

The core portfolio will consist generally of investments that provide exposure to the commodity markets through such instruments as structured notes, ETFs, ETNs and commodities futures contracts relating to such instruments, and exposure to the currency markets through such instruments as structured notes, ETFs, ETNs and currency options and forwards relating to such instruments and investments in underlying funds that (i) invest in domestic and international real estates including real estate investment trusts ("REITs"), (ii) seek to track a broad U.S. real estate benchmark, and (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but the Money Manager anticipates that the core portfolio will typically comprise approximately 75% of the Fund.

The remainder (or satellite portfolio) of the Fund will be allocated among other alternative asset classes not included in the core portfolio. These asset classes may include emerging markets debt, international sovereign bonds and bank loans. However, the Money Manager may invest in any other non-traditional asset class that the Money Manager believes may provide returns that have weak correlation to traditional asset classes.

The Fund will invest directly in fixed income securities rated investment grade. However, underlying funds in which the Fund invests may themselves invest in underlying investments rated below investment grade.

At the Money Manager's discretion, the Fund may invest a substantial portion of its assets in cash, cash equivalents, high quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, political or economic conditions.

The Money Manager uses a combination of techniques and strategies to achieve the Fund's investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes the following four broad factors: Valuation, Growth, Macroeconomic Conditions, and Sentiment.

Valuation: This broad factor includes several sub-components that focus on relative market valuations using common metrics such as forward P/E (price to earnings ratio), earnings spreads, and yields. The Money Manager believes that capital markets have efficient characteristics, meaning that market participants receive and act on all information as soon as it is available. However, the value of certain asset classes may become disproportionately attractive to the general market and this might present an opportunity to take advantage of these perceived mispricings of assets in order to achieve the Fund's investment objective. In the Money Manager's opinion, valuation may help indicate how various asset classes perform over time relative to the broad securities market.

Growth: The second broad factor reviews the growth of corporate earnings and cash flows using metrics such as analyst estimate revisions, positive and negative earning surprises, and year-over-year revenue and earnings growths. The growth or decline of corporate earnings and cash flow can have widespread ramifications on global capital markets. The Money Manager believes that these fundamental changes in corporate financials may create unique opportunities to take advantage of long term trends in order to achieve the Fund's investment objective.

Macroeconomic Conditions: The third broad factor is used for determining the long-term trends of the various asset classes in which the Fund invests. Macroeconomic data plays a significant role in the management of the Fund and includes items such as forecasted Gross Domestic Product (GDP) growth, leading indicators, inflation, trade balance/currency strength, monetary policy expectation and housing market. Overall, the Fund attempts to realize the investment objective by optimally positioning the portfolio in order to take advantage of long-term macroeconomic trends.

Sentiment: This last factor is used to track market momentum. This factor considers several items such as moving averages, investor sentiment polls, fund flows, Fed funds futures contracts and credit default swap spreads.

In addition to the above-mentioned factors, the Fund's allocations are reviewed by Accessor's Investment Policy Committee, which provides overall guidance on the Fund's strategy. However, the Fund is subject to daily movements and the portfolio managers may deviate from the general strategy in order to meet the Fund's investment objective and maintain liquidity.
Accessor may seek to protect a position or positions within the Fund's portfolio through hedging techniques such as covered calls or through the use of swaps. These techniques are used primarily for managing the risk of specific positions and not for the purpose of speculation.

Principal Investment Risks The Fund's share price will fluctuate. You could lose money on your investment in the Fund, just as you could with other investments. The principal risks of investing in the Fund and the risks of underlying funds in which the Fund invests are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 12.

Principal Risks of Investing in the Fund

Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Allocation Risk. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

Asset Class Risk. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

Government Sponsored Enterprises (GSEs) Risk. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

Structured Note Risk. The Fund intends to invest in commodity-linked structured notes (which would be linked to a basket of commodities such as precious metals, energy or agricultural products, among others) and financial-linked structured notes (which would be linked to a basket of currencies or interest rate futures) to a significant extent. A highly liquid secondary market may not exist for the commodity- and financial-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity- and financial-linked structured notes it holds at an acceptable price or accurately value them.

Real Estate Risk. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.

Counterparty Credit Risk. Commodity and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Inflation Risk. Over time, the real value of your investment in the Fund may be eroded by inflation.

U.S. Government Securities Risk. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Land Banks, Fannie Mae, Freddie Mac and other similar agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Liquidity Risk. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance. The Fund may invest up to 15% of its net assets in illiquid securities.

Non-Diversified Risk. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

Principal Risks of the Fund's Investments in Underlying Funds

Bank Loan Risk. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, an underlying fund bears a substantial risk of losing the entire amount invested. If an underlying fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Corporate loans in which the underlying fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission
(SEC) or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

Commodity Risk. An underlying fund's investments in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. An underlying fund's ability to invest in commodity-related investments may be limited by tax considerations.

Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Derivatives Risk. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the underlying fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the underlying funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Interest Rate Risk. When interest rates rise, the prices of fixed income securities in the underlying funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolio will generally rise.

International Fixed Income Securities Risk. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the underlying funds.

The foreign sovereign debt securities and "Brady Bonds" that the underlying funds purchase involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Prepayment and Extension Risk. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the underlying funds' yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthen the maturities of the affected securities, making them more sensitive to interest rate changes and the underlying funds' NAV more volatile.

REITs Risk. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.















----------------------------------
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government agency.

Security Types

ETFs. ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

Holding Company Depository Receipts (HOLDRs). HOLDRs are securities that represent ownership in the common stock or American Depository Receipts (ADRs) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

Investment Companies. A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and Unit Investment Trusts (UITs) are the three types of investment companies.

Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities, which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

Structured Notes. A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Fund's investment in commodities will be effected primarily through the purchase of a levered structured note. However, it is not the intent to provide levered exposure to the commodities market. The Money Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the broad commodity markets and will be managed for the exposure to the commodity market. For example, if the Fund were to hold a structured note with 3x exposure to a specified commodity index and the Money Manager hoped to achieve $15 million in exposure, the Money Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

The following describes some of security types in which the Fund's underlying funds may invest.

Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

High Yield Corporate Debt Securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds," are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

Money Market Securities. Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

Options, Futures, Swaps and Other Derivatives. The Fund and the underlying funds may use techniques such as buying and selling options or futures contracts in an attempt to change their exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolio.



================================================================================

                                   accessor 83

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com


SECURITIES AND EXCHANGE COMMISSION
Washington, DC  205490102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov


You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                   ACCESSOR FUNDS, INC. * A & C CLASS SHARES
--------------------------------------------------------------------------------

                                   PROSPECTUS

--------------------------------------------------------------------------------


           [LOGO] ACCESSOR                           April 30, 2007
                                     As supplemented through January 30, 2008

--------------------------------------------------------------------------------





     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  NOT FDIC INSURED                 NO BANK GUARANTEE         MAY LOSE VALUE

--------------------------------------------------------------------------------







                                   accessor 1

================================================================================
                               TABLE OF CONTENTS



THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................27
   Growth & Income Allocation Fund Details and Performance...................30
   Growth Allocation Fund Details and Performance............................33
   Aggressive Growth Allocation Fund Details and Performance.................36
   Fund Expenses.............................................................38
   Securities and Risks......................................................42
   Management, Organization and Capital Structure............................49
   A Class and C Class General...............................................55

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................60
   Exchanging Fund Shares....................................................64
   Redeeming Fund Shares.....................................................65
   Dividends and Distributions...............................................67
   Valuation of Securities...................................................67
   Taxation..................................................................69
   Privacy Policy............................................................70
   Financial Highlights......................................................71

APPENDIX A
   Description of Fund Indices...............................................86









                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS






o A family of 18 mutual funds. This Prospectus describes the A Class and C Class shares of the following Funds, each with other classes of shares described in other prospectuses, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below. Each Fund has other classes that are described in separate prospectuses.



     UNDERLYING EQUITY FUNDS:             UNDERLYING FIXED-INCOME FUNDS:
       Growth Fund                          High Yield Bond Fund
       Value Fund                           Intermediate Fixed-Income Fund*
       Small to Mid Cap Fund                Short-Intermediate Fixed-Income Fund
       International Equity Fund            Mortgage Securities Fund*
                                            U.S.  Government Money Fund




     ALLOCATION FUNDS:                    ALLOCATION FUNDS:
       Income Allocation Fund               Growth & Income Allocation Fund
       Income & Growth Allocation Fund      Growth Allocation Fund
       Balanced Allocation Fund             Aggressive Growth Allocation Fund
-------------------------------------------------------------------------------
*C Class only
-------------------------------------------------------------------------------
For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.


o     A variety of equity, Fixed-Income and balanced mutual funds.
o When used together, designed to help investors realize the benefits of asset allocation and diversification.
o     Managed and  administered  by Accessor  Capital  Management LP ("Accessor
Capital").
o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of the Underlying Funds and the Accessor Strategic Alternatives Fund, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus, and the Accessor Strategic Alternatives Fund, which is offered through a separate prospectus (see Appendix B for a more complete description of this Fund). You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 45.

================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

              DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER,
                         GUARANTEE INVESTMENT RESULTS.


                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Smith Asset Management Group, LP ("Smith Group"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing Smith Group's bottom-up stock selection process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index.

The primary emphasis of Smith Group's      |-----------------------------------
stock selection process is on bottom-up    |MARKET  CAPITALIZATION:  The Growth
stock selection. Excess returns are        |Fund generally invests in companies
derived from two sources. First, all       |with market  capitalizations within
stocks must pass through a valuation       |the    range    of    the    market
screen designed to eliminate all           |capitalizations  of  the  companies
companies trading above their historical   |included  in the S&P 500 Index.  As
relative price/earnings ratio. Secondly,   |of  March  31,  2007,   the  market
stocks passing this screen are evaluated   |capitalization of the S&P 500 Index
on the basis of their ability to produce   |ranged  from $1.5  billion  for the
improved earnings quality and report       |smallest  company to $429.5 billion
earnings above expectations.               |for the largest company.
                                           ------------------------------------
Smith Group's large cap core/growth investment process is best described as a core approach. Smith Group buys companies that are undervalued according to a number of commonly accepted value measures, but have improving business fundamentals. Smith Group believes that the best evidence that fundamentals are improving is that a company reports earnings that are better than expected, and that it follows through with a pattern of these positive earnings surprises. During the period in which a company is reporting a series of positive earnings surprises it is generally experienced rapidly accelerating earnings growth that is above the company's historic growth rate. Smith Group has developed a process of combining traditional fundamental research, behavioral finance, and the latest technological tools in order to find companies with hidden fundamental business improvement. Smith Group uses this process as a way of finding the undervalued companies that have a catalyst for unlocking their value, providing a balance within the portfolio to exposures to valuation and growth.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




--------------------------------------------------------------------------------
                 GROWTH FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
 [GRAPH]                                                   C CLASS SHARES
 AS OF 12/31                                              ----------------
 EACH YEAR                                                 YEAR-TO-DATE
                                                               -0.71%
 20.72   10.40   5.43   5.48                              AS OF 3/31/07
------------------------------                            -----------------
  03      04     05     06                                 BEST QUARTER
                                                               9.48%
                                                           4TH QTR 2003
                                                           ----------------
                                                           WORST QUARTER
                                                              -4.85%
                                                           2ND QTR 2006

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION


A Class returns before taxes (with maximum sales charge)                9/29/03         0.09%           7.74%
C Class returns before taxes*                                          12/30/02         5.48%          10.24%
C Class returns after taxes on distributions*                          12/30/02         5.48%          10.24%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         3.56%           8.89%
S&P 500/Citigroup Growth Index(1)                                                      11.01%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

*YOU MAY BE ASSESSED A 1% CONTINGENT  DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE  RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The  Value
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2007,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1.5  billion  for the
invest  primarily in stocks of companies   |smallest  company to $429.5 billion
that    Acadian     Asset     Management   |for the largest company.
("Acadian"),  the Fund's Money  Manager,   ------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast sector-level returns, in an effort to predict how well the stock's sector will perform relative to other sectors in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the sector level, they utilize valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Sector weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.



o    Stock Market Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                  VALUE FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
     [GRAPH]                                                 C CLASS SHARES


     AS OF 12/31                                             YEAR-TO-DATE
     EACH YEAR                                                   0.50%
                                                            AS OF 3/31/07
     29.20   13.56  5.02 15.31                              ----------------
     -----------------------------------------                BEST QUARTER
      03      04    05   06                                      17.18%
                                                             2ND QTR 2003
                                                            ----------------
                                                             WORST QUARTER
                                                                -5.28%
                                                             1ST QTR 2003


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03          9.33%          12.91%
C Class returns before taxes*                                          12/30/02         15.31%          15.52%
C Class returns after taxes on distributions*                          12/30/02         15.12%          15.41%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02          9.94%          13.50%
S&P 500/Citigroup Value Index(1)                                                        20.82%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT  DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE  RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in long and, beginning on or about September 24, 2007, short positions in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by economic sectors, industry or other criteria appropriate to meet the Fund's objective. The Fund may engage
in various portfolio strategies (for      |------------------------------------
example, options or futures for           |SPECIAL   NOTE:   As  of   March  31,
speculation) to reduce certain risks of   |2007,  the market  capitalization of
its investments and may thereby enhance   |the    Dow   Jones    Wilshire   4500
income. Beginning on or about September   |Completion  Index  ranged  from under
24, 2007, the Fund will engage in short   |$1 million  for the smallest company
sales in an amount of approximately 20%   |to $112.5  billion   for  the largest
of the Fund's value (measured at the      |company.  The weighted average market
time of investment) under normal          |value of the Index was $9.9 billion,
circumstances ("120/20"). The Fund sells  |which may vary from month to month.
securities short in an attempt to         --------------------------------------
capitalize on equity securities that the Fund's Money Manager believes will underperform the market or their peers. When the Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in futures for cash management purposes to meet shareholder redemptions while maintaining exposure to the market.

SSgA Funds Management, Inc. ("SSgA FM"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA FM believes has the best growth potential for the Fund's long portfolio, and the worst growth potential for the Fund's short portfolio. SSgA FM's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation and selling short those with worse expectations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




            SMALL TO MID CAP FUND ANNUAL RETURNS  C CLASS


[GRAPH]                                                 C CLASS SHARES
                                                        ---------------
AS OF 12/31                                             YEAR-TO-DATE
EACH YEAR                                                   3.76%
                                                        AS OF 3/31/07
42.54   17.66   11.87   12.58                           -------------
-----------------------------                           BEST QUARTER
 03      04     05      06                                 20.94%
                                                        2ND QTR 2003
                                                        --------------
                                                        WORST QUARTER
                                                           -4.31%
                                                        1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                           SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE          1 YEAR           INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        6.87%           16.14%
C Class returns before taxes*                                           12/30/02       12.58%           20.65%
C Class returns after taxes on distributions*                           12/30/02       12.58%           20.66%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        8.18%           18.20%
Dow Jones Wilshire 4500 Completion Index (float adjusted)(1)                           15.28%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.






--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.


Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NTDR_D Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




--------------------------------------------------------------------------------
          INTERNATIONAL EQUITY FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         C CLASS SHARES
AS OF 12/31                                                     --------------
EACH YEAR                                                       YEAR-TO-DATE
                                                                    5.60%
33.09   16.68   13.16  31.82                                    AS OF 3/31/07
------------------------------                                  --------------
 03      04     05     06                                       BEST QUARTER
                                                                    20.77%
                                                                2ND QTR 2003
                                                                -------------
                                                                WORST QUARTER
                                                                   -10.58%
                                                                1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR         INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        25.09%         22.48%
C Class returns before taxes*                                           12/30/02        31.82%         23.67%
C Class returns after taxes on distributions*                           12/30/02        31.82%         23.67%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        20.68%         20.93%
MSCI EAFE + EM GDTR_D Index /1                                                                 27.76%           N/A
MSCI EAFE + EM NTDR_D /2                                                                27.25%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------

(1) THE MSCI EAFE + EM GDTR_D INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. GDTR INDICATES THAT THIS SERIES APPROXIMATES THE MAXIMM POSSIBLE DIVIDEND REINVESTMENT. THE AMOUNT REINVESTED IS THE DIVIDEND DISTRIBUTED TO INDIVIDUALS RESIDENT IN THE COUNTRY OF THE COMPANY, BUT DOES NOT INCLUDE TAX CREDITS.

(2) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE GDTR SERIES WITH THE NDTR_D SERIES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE FORMER SERIES OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE NDTR_D SERIES IN THE FUTURE.


================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2007,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  5.70  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.




o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer and changes in general economic or political conditions can adversely affect the credit quality of an issuer's securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             HIGH YIELD BOND FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
 [GRAPH]                                                    C CLASS SHARES
 AS OF 12/31                                                --------------
 EACH YEAR                                                  YEAR-TO-DATE
                                                                2.75%
 22.95    8.39   1.29    9.65                               AS OF 3/31/07
-------------------------------                             -------------
  03       04    05      06                                 BEST QUARTER
                                                                8.27%
                                                            2ND QTR 2003
                                                            --------------
                                                            WORST QUARTER
                                                                -1.07%
                                                             1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        5.19%           6.91%
C Class returns before taxes*                                           12/30/02        9.65%           10.28%
C Class returns after taxes on distributions*                           12/30/02        7.14%            7.59%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        6.19%            7.23%
Lehman Brothers U.S. Corporate High Yield Index/1                                       11.85%          N/A
Merrill Lynch U.S. High Yield Master II Index /2                                        11.72%          N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


(2) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX WITH THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE LEHMAN INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX IN THE FUTURE.



================================================================================
                                  accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 6% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2007,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.12  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.  The Fund may also  invest        |vary in the future.
in mortgage-backed  securities. The         -----------------------------------
Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.




AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

                                  accessor 14

================================================================================

    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's C Class shares' average annual total returns to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.





--------------------------------------------------------------------------------
        INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         C CLASS SHARES
AS OF 12/31                                                     --------------
EACH YEAR                                                       YEAR-TO-DATE
                                                                    0.66%
 3.86     2.95   2.59  2.76                                     AS OF 3/31/07
----------------------------                                    --------------
  03       04    05    06                                       BEST QUARTER
                                                                    3.93%
                                                                3RD QTR 2006
                                                                -------------
                                                                WORST QUARTER
                                                                    -3.32%
                                                                2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


C Class returns before taxes*                                           12/30/02        2.76%            2.99%
C Class returns after taxes on distributions*                           12/30/02        0.56%            1.04%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        1.77%            1.43%
Lehman Brothers Government/Credit Index /1                                              3.78%            N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF fixed-rate GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------


                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The    |-------------------------------------
Fund seeks to achieve its objective    |DURATION:  one of  the  fundamental
by  investing  at least  80% of its    |tools  used by  money  managers  in
assets in Fixed-Income  securities.    |security selection, is a measure of
This  policy  may  not  be  changed    |the  price  sensitivity  of a  debt
unless   Fund    shareholders   are    |security  or a  portfolio  of  debt
notified   at   least  60  days  in    |securities  to relative  changes in
advance of the proposed change. The    |interest  rates.  For  instance,  a
Fund primarily invests in corporate    |duration  of  "three"  means that a
bonds,  U.S.  Government  or agency    |portfolio's  or  security's   price
securities     and     asset-backed    |would be  expected  to  decrease by
securities  that are of  investment    |approximately 3% with a 1% increase
grade  quality or that are  unrated    |in  interest   rates   (assuming  a
but  judged  to  be  of  comparable    |parallel shift in the yield curve).
quality  or  higher  by  the  Money    |As of March 31, 2007,  the LBGC 1-5
Manager.  The  Fund  will  normally    |Index   duration  was  2.4  years,
seek  to  have  a   dollar-weighted    |although the  duration  will likely
average  portfolio  duration of not    |vary in the future.
less  than two  years nor more than     --------------------------------------
five years and normally  invests in
securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). See Appendix A for additional information about the index. The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

================================================================================

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
    SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                    C CLASS SHARES
AS OF 12/31                                                --------------
EACH YEAR                                                  YEAR-TO-DATE
                                                                1.01%
1.18     1.21    1.39   2.69                               AS OF 3/31/07
----------------------------                               --------------
 03       04      05    06                                 BEST QUARTER
                                                                1.84%
                                                           3RD QTR 2006
                                                           --------------
                                                           WORST QUARTER
                                                            -1.74%
                                                           2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/05                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        -1.39%       0.82%
C Class returns before taxes*                                           12/30/02         2.69%       1.59%
C Class returns after taxes on distributions*                           12/30/02         1.29%       0.50%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         1.74%       0.72%
Lehman Brothers Government/Credit 1-5 Year Index /1                                      4.22%       N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies, or non-U.S. Government mortgage-related securities, including pass-throughs, CMOs, CMBSs and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);


                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2007, the duration
then implement this strategy by |of the LBM Index was 3.58 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Leverage Risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Interest on borrowings may be greater than the Fund's return on the underlying investment.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

================================================================================


o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
           MORTGAGE SECURITIES FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                   C CLASS SHARES
AS OF 12/31                                               --------------
EACH YEAR                                                  YEAR-TO-DATE
                                                              0.84%
1.30     2.85    0.90    2.94                              AS OF 3/31/07
-----------------------------                              --------------
 03       04     05      06                                BEST QUARTER
                                                               2.91%
                                                           3RD QTR 2006
                                                           ------------
                                                           WORST QUARTER
                                                              -1.63%
                                                           2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                9/29/03        -1.26%          1.45%
C Class returns before taxes*                                          12/30/02         2.94%          1.97%
C Class returns after taxes on distributions*                          12/30/02         1.42%          0.74%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         1.89%          0.96%
Lehman Brothers Mortgage-Backed Securities Index /1                                     5.22%          N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.





--------------------------------------------------------------------------------
         U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH] C CLASS                                        C CLASS SHARES
AS OF 12/31                                            ---------------
EACH YEAR                                              YEAR-TO-DATE
                                                           0.93%
0.35    -0.33   1.91    3.45                            AS OF 3/31/07
----------------------------                           ----------------
 03       04    05      06                             BEST QUARTER
                                                           0.96%
                                                       4TH QTR 2006
                                                       ----------------
                                                       WORST QUARTER
                                                           0.07%
                                                       2ND QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                9/29/03         4.27%           2.32%
C Class returns before taxes*                                          12/30/02         3.45%           1.59%
Citigroup 3 Month T-Bill Index /1                                      12/30/02         4.76%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.






The Fund's 7-day effective yield on 3/31/07 was 4.56% for A Class Shares and 3.81% for the C Class Shares.




















--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504 OR VISIT WWW.ACCESSOR.COM
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Fixed-Income Underlying Funds and the money market Underlying Fund, and may invest in a limited amount of the four Equity Underlying Funds and the Accessor Strategic Alternatives Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 88% and 12%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.


--------------------------------------------------------------------------------
                                                         ASSET ALLOCATION
ACCESSOR FUNDS                                          RANGE           TARGET
                                                  MINIMUM   MAXIMUM   ALLOCATION
--------------------------------------------------------------------------------
Underlying Equity Funds -                         0.0%        10.0%        0.0%
Advisor Class Shares
         Growth                                   0.0%         5.0%        0.0%
         Value                                    0.0%         5.0%        0.0%
         Small to Mid Cap                         0.0%         5.0%        0.0%
         International Equity                     0.0%         5.0%        0.0%

Underlying Fixed-Income Funds -                  50.0%        95.0%       88.0%
Advisor Class Shares
         High Yield Bond                         10.0%        40.0%       20.0%
         Intermediate Fixed-Income               10.0%        50.0%       25.0%
         Short-Intermediate Fixed-Income         10.0%        50.0%       18.0%
         Mortgage Securities                     10.0%        50.0%       25.0%

Stragetic Alternatives*                           0.0%        10.0%        0.0%
         Strategic Alternatives                   0.0%        10.0%        0.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              5.0%        40.0%       12.0%

         U.S. Government Money***                 5.0%        40.0%       12.0%

--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            INCOME ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                      C CLASS SHARES
AS OF 12/31                                                  --------------
EACH YEAR                                                    YEAR-TO-DATE
                                                                 1.14%
3.62     1.77   1.38  3.31                                   AS OF 3/31/07
---------------------------                                  --------------
 03       04    05    06                                     BEST QUARTER
                                                                1.93%
                                                             2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                               -1.29%
                                                             2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03       -0.81%          1.44%
C Class returns before taxes*                                           12/30/02        3.31%          2.50%
C Class returns after taxes on distributions*                           12/30/02        1.90%          1.40%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        2.14%          1.50%
Lehman Brothers Aggregate Bond Index /1                                                 4.33%           N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASSTHROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 29.0%, 58.0%, 5.0% and 8.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                                       ASSET ALLOCATION
                                                    Range               Target
Accessor Funds                               Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           20.0%        40.0%        29.0%

         Growth                                 0.0%        20.0%         7.0%
         Value                                  0.0%        20.0%         7.0%
         Small to Mid Cap                       0.0%        10.0%         3.5%
         International Equity                   5.0%        20.0%        11.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                           25.0%        80.0%        58.0%

         High Yield Bond                        5.0%        30.0%        13.0%
         Intermediate Fixed-Income              5.0%        40.0%        16.5%
         Short-Intermediate Fixed-Income        5.0%        40.0%        11.8%
         Mortgage Securities                    5.0%        40.0%        16.8%

Stragetic Alternatives*                         0.0%        10.0%
         Strategic Alternatives                 0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                            0.0%        35.0%         8.0%

         U.S. Government Money***               0.0%        35.0%         8.0%

--------------------------------------------------------------------------------
*The Accessor Strategic Alternatives Fund is offered through a separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks and the risks of the Strategic Alternatives Fund are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 24

================================================================================


o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.





                                   accessor 25

================================================================================
o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



================================================================================
       INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                C CLASS SHARES
AS OF 12/31                                            ---------------
EACH YEAR                                              YEAR-TO-DATE
                                                           1.39%
12.42    5.32   3.29   7.22                            AS OF 3/31/07
----------------------------                           ---------------
 03       04   05      06                              BEST QUARTER
                                                           6.68%
                                                       2ND QTR 2003
                                                       -------------
                                                       WORST QUARTER
                                                          -0.76%
                                                       2ND QTR 2006

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03         1.75%           4.99%
C Class returns before taxes*                                           12/30/02         7.22%          7.02%
C Class returns after taxes on distributions*                           12/30/02         6.24%          6.22%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         4.67%          5.56%
Lehman Brothers Aggregate Bond Index /1                                                  4.33%           n/a
S&P 500 Index /2                                                                        15.79%           n/a
Composite Index /3                                                                       7.77%           n/a


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------











--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the allocation between the asset classes was approximately 47.5%, 41.8%, 5.0% and 5.8%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in Equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                 ASSET ALLOCATION

                                                      Range             Target
Accessor Funds                                 Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             40.0%        60.0%        47.5%

         Growth                                   5.0%        25.0%        11.5%
         Value                                    5.0%        25.0%        11.5%
         Small to Mid Cap                         0.0%         3.0%         6.0%
         International Equity                    10.0%        15.0%        18.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                             25.0%        60.0%        41.8%

         High Yield Bond                          0.0%        25.0%         9.5%
         Intermediate Fixed-Income                0.0%        15.0%        11.8%
         Short-Intermediate Fixed-Income          0.0%        15.0%         8.5%
         Mortgage Securities                      0.0%        15.0%        12.0%

Stragetic Alternatives*                           0.0%        10.0%
         Strategic Alternatives                   0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              0.0%        25.0%         5.8%

         U.S. Government Money***                 0.0%        25.0%         5.8%

-------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 27

================================================================================

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.


                                   accessor 28

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.


================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
           BALANCED ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH] C CLASS                                              C CLASS SHARES
AS OF 12/31                                                  --------------
EACH YEAR                                                    YEAR-TO-DATE
                                                                1.59%
18.33    8.01  4.64   9.75                                   AS OF 3/31/07
---------------------------                                  --------------
 03       04   05     06                                     BEST QUARTER
                                                                9.64%
                                                             2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                               -1.52%
                                                             1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        4.09%           7.72%
C Class returns before taxes*                                           12/30/02        9.75%          10.08%
C Class returns after taxes on distributions*                           12/30/02        9.09%           9.52%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        6.31%           8.38%
Lehman Brothers Aggregate Bond Index  /1                                                4.33%          N/A
MSCI AC World Index Free /2                                                            15.79%          N/A
S&P 500 Index /3                                                                        10.07%          N/A
Composite Index /4

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------



                                   accessor 29

                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS


THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 57.0%, 33.0%, 5.0% and 5.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.



--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION
                                                          Range          Target
Accessor Funds                                    Minimum   Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                                50.0%     70.0%   57.0%

         Growth                                     10.0%     30.0%   13.8%
         Value                                      10.0%     30.0%   13.8%
         Small to Mid Cap                            0.0%     20.0%    6.8%
         International Equity                       12.5%     35.0%   22.8%

Underlying Fixed-Income Funds -
Advisor Class Shares                                10.0%     50.0%   33.0%

         High Yield Bond                             0.0%     20.0%    7.5%
         Intermediate Fixed-Income                   0.0%     25.0%    9.5%
         Short-Intermediate Fixed-Income             0.0%     25.0%    6.5%
         Mortgage Securities                         0.0%     25.0%    9.5%

Stragetic Alternatives*                              0.0%     10.0%
         Strategic Alternatives                      0.0%     10.0%    5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                                 0.0%     20.0%    5.0%

         U.S. Government Money***                    0.0%     20.0%    5.0%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 30

================================================================================

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.


                                   accessor 31

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
       GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                              C CLASS SHARES
AS OF 12/31                                           -------------
EACH YEAR                                             YEAR-TO-DATE
                                                          1.72%
20.95    9.12   5.32   10.88                          AS OF 3/31/07
----------------------------                          --------------
 03       04    05     06                             BEST QUARTER
                                                         11.20%
                                                      2ND QTR 2003
                                                      -------------
                                                      WORST QUARTER
                                                        -2.46%
                                                      1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03         5.14%          8.98%
C Class returns before taxes*                                           12/30/02        10.88%          11.45%
C Class returns after taxes on distributions*                           12/30/02        10.39%          11.00%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         7.06%           9.66%
Lehman Brothers Aggregate Bond Index /1                                                  4.33%          N/A
S&P 500 Index /2                                                                        15.79%          N/A
Composite Index /3                                                                      11.22%          N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 76.0%, 16.8%, 5.0% and 2.3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                                      ASSET ALLOCATION
                                                    Range             Target
Accessor Funds                               Minimum      Maximum   Allocation
-------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           70.0%        90.0%        76.0%

         Growth                                10.0%        40.0%        18.3%
         Value                                 10.0%        40.0%        18.3%
         Small to Mid Cap                       0.0%        25.0%         9.0%
         International Equity                  20.0%        45.0%        30.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                            0.0%        30.0%        16.8%

         High Yield Bond                        0.0%        15.0%         3.8%
         Intermediate Fixed-Income              0.0%        15.0%         4.8%
         Short-Intermediate Fixed-Income        0.0%        15.0%         3.5%
         Mortgage Securities                    0.0%        15.0%         4.8%

Stragetic Alternatives*                         0.0%        10.0%
         Strategic Alternatives                 0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                            0.0%        15.0%         2.3%

         U.S. Government Money***               0.0%        15.0%         2.3%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 33

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.


                                   accessor 34

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
 [GRAPH] C CLASS                                           C CLASS SHARES
 AS OF 12/31                                               --------------
 EACH YEAR                                                 YEAR-TO-DATE
                                                              1.84%
 27.04   11.67  6.64  13.15                                AS OF 3/31/07
---------------------------                                --------------
  03       04   05    06                                   BEST QUARTER
                                                               14.29%
                                                           2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                               -3.63%
                                                           1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03         7.30%          11.67%
C Class returns before taxes*                                           12/30/02        13.15%          14.44%
C Class returns after taxes on distributions*                           12/30/02        13.01%          14.25%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         8.55%          12.48%
Lehman Brothers Aggregate Bond Index /1                                                  4.33%          N/A
S&P 500 Index /2                                                                        15.79%          N/A
Composite Index /3                                                                      13.51%          N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund and may invest in a limited amount of the four Underlying Fixed-Income Funds. As of January 30, 2008, the target allocation between the asset classes was approximately 94.0%, 5.0% and 1.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.



--------------------------------------------------------------------------------
                                                    ASSET ALLOCATION
                                                       Range            Target
Accessor Funds                                 Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             85.0%       100.0%        94.0%

         Growth                                  10.0%        40.0%        22.5%
         Value                                   10.0%        40.0%        22.5%
         Small to Mid Cap                         5.0%        25.0%        11.5%
         International Equity                    25.0%        50.0%        37.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                              0.0%        15.0%         0.0%

         High Yield Bond                          0.0%        10.0%         0.0%
         Intermediate Fixed-Income                0.0%         5.0%         0.0%
         Short-Intermediate Fixed-Income          0.0%         5.0%         0.0%
         Mortgage Securities                      0.0%         5.0%         0.0%

Stragetic Alternatives*                           0.0%        10.0%
         Strategic Alternatives                   0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              0.0%         5.0%         1.0%

         U.S. Government Money***                 0.0%         5.0%         1.0%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 36

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.





--------------------------------------------------------------------------------
      AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                               C CLASS SHARES
AS OF 12/31                                           --------------
EACH YEAR                                             YEAR-TO-DATE
                                                           1.86%
29.48   13.38   7.80  14.79                           AS OF 3/31/07
---------------------------                           -------------
 03       04    05    06                              BEST QUARTER
                                                          15.93%
                                                      2ND QTR 2003
                                                      -------------
                                                      WORST QUARTER
                                                          -4.98%
                                                      1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        8.92%           13.57%
C Class returns before taxes*                                           12/30/02       14.79%           16.16%
C Class returns after taxes on distributions*                           12/30/02       14.79%           16.17%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        9.61%           14.16%
S&P 500 Index /1                                                                       15.79%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 37

================================================================================
                                  FUND EXPENSES

The following tables describe the fees and expenses that you may pay if you invest in A and C Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other" fees and expenses of the Funds as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Funds are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.

================================================================================
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1, 2)

                                                                                      A CLASS         C CLASS

Maximum Sales Charge Imposed On Purchases (as a percent of offering price)(3)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                     5.75%            none
 Fixed-Income Funds  (except U.S. Government Money Fund) and Income Allocation Fund    4.75%            none
 U.S. Government Money Fund                                                            none             none
Maximum Sales Charge Imposed On Reinvested Dividends                                   none             none
Maximum Contingent Deferred Sales Charge (as a percentage of amount original
 purchase price or redemption proceeds, if applicable)(4, 5)                           none             1.00%
Redemption Fee  (as a percent of amount redeemed)(6)
 Equity Funds  and High Yield Bond Fund                                                2.00%            2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                 none             none







ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                  SMALL TO         INTERNATIONAL
                                            GROWTH              VALUE              MID CAP            EQUITY
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS

Management Fee (7)                      0.70%     0.70%     0.70%     0.70%     1.00%    1.00%     1.00%     1.00%
Distribution & Service (12b-1)Fees      0.35%     1.00%     0.35%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses                          0.27%     0.27%     0.27%     0.27%     0.26%    0.26%     0.21%     0.21%
Prime Brokerage Expenses                N/A       N/A       N/A       N/A       0.10%    0.10%     N/A       N/A
                                        =====     =====     =====     =====     =====    =====     =====     ======
Total Annual Fund Operating Expenses    1.32%     1.97%     1.32%     1.97%     1.71%    2.36%     1.56%     2.21%

==========================================================================================================================

                                                                                   SHORT
                                             HIGH           INTERMEDIATE        INTERMEDIATE
                                             YIELD             FIXED              FIXED            MORTGAGE
                                             BOND              INCOME              INCOME           SECURITIES
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS

Management Fees(7)                      0.61%    0.61%    0.48%     0.48%     0.48%    0.48%     0.61%       0.61%
Distribution & Service (12b-1)Fees      0.25%    1.00%    0.25%     1.00%     0.25%    1.00%     0.25%       1.00%
Other Expenses                          0.28%    0.28%    0.29%     0.29%     0.25%    0.25%     0.32%       0.32%
                                        =====    =====    =====     =====     =====    =====     =====       =====
Total Annual Fund Operating Expenses    1.14%    1.89%    1.02%     1.77%     0.98%    1.73%     1.18%       1.93%

============================================================================================================================
                                                U.S.                                  INCOME &
                                            GOVERNMENT              INCOME             GROWTH            BALANCED
                                               MONEY             ALLOCATION         ALLOCATION         ALLOCATION
                                        A CLASS   C CLASS     A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS

Management Fees(7)                      0.08%     0.08%       0.10%     0.10%     0.10%    0.10%     0.10%     0.10%
Distribution & Service (12b-1)Fees      0.25%     1.00%       0.25%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses(9)                       0.40%     0.40%       0.31%     0.31%     0.16%    0.16%     0.08%     0.08%
Acquired Funds Fees and Expenses(10)    N/A       N/A         0.82%     0.82%     0.93%    0.93%     0.99%     0.99%
                                        ====      ====        ====      ====      ====     ====      ====      ====
Total Annual Fund Operating Expenses    0.73%     1.48%       1.48%     2.23%     1.54%    2.19%     1.52%     2.17%





                                  accessor 38

================================================================================
                                  FUND EXPENSES


                                            GROWTH &                             AGGRESSIVE
                                             INCOME             GROWTH             GROWTH
                                           ALLOCATION        ALLOCATION         ALLOCATION
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS

Management Fees(7)                      0.10%     0.10%     0.10%     0.10%     0.10%    0.10%
Distribution & Service (12b-1)Fees      0.35%     1.00%     0.35%     1.00%     0.35%    1.00%
Other Expenses (9)                      0.08%     0.08%     0.07%     0.07%     0.10%    0.10%
Acquired Funds Fees and Expense(10)     1.02%     1.02%     1.09%     1.09%     1.14%    1.14%
                                        ====      ====      ====      ====      ====     ====
Total Annual Fund Operating Expenses    1.55%     2.20%     1.61%     2.26%     1.69%    2.34%




--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) SALES CHARGES MAY BE ELIMINATED OR REDUCED FOR PURCHASES OF $50,000 OR MORE ON A CLASS SHARES. FOR MORE INFORMATION ON REDUCING THE SALES LOAD, PLEASE REVIEW THE SECTION "ELIMINATING THE SALES CHARGES" ON PAGE 58 OF THIS PROSPECTUS.
(4) A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN 24 MONTHS.
(5) THE CDSC ON C CLASS SHARES DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER A CLASS AND C CLASS SHARESGENERAL ON PAGE 61 FOR MORE INFORMATION). THE CDSC ON C CLASS SHARES IS ELIMINATED AFTER 12 MONTHS.
(6) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE PURSUANT TO THE MARKETING TIMING/EXCESSIVE TRADING POLICY. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 65. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(7) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.
(8) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE U.S. GOVERNMENT MONEY FUND. THIS AMOUNT (0.25%) IS INCLUDED IN THE TOTAL FOR "OTHER EXPENSE" FOR THE U.S. GOVERNMENT MONEY FUND.
(9) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.
(10) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND. IF HISTORICAL FEES AND EXPENSES HAD BEEN USED, THE ACQUIRED FUNDS FEES AND EXPENSES FOR THE ALLOCATION FUNDS WOULD HAVE BEEN 0.64%, 0.83%, 0.95%, 1.00%, 1.11%, 1.16% RESPECTIVELY.








                                  accessor 39

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                          ONE YEAR          THREE YEARS          FIVE YEARS        TEN YEARS
                                    A CLASS  C CLASS   A CLASS    C CLASS   A CLASS C CLASS     A CLASS    C CLASS
UNDERLYING FUNDS
Growth                              $ 706     $ 312     $ 981     $ 740     $ 1,277   $ 1,193    $ 2,116   $ 2,447
Value                                 706       312       981       740       1,277     1,193      2,116     2,447
Small to Mid Cap                      744       352     1,099       862       1,477     1,397      2,533     2,858
International Equity                  729       337     1,054       815       1,401     1,319      2,375     2,702
High Yield Bond                       589       303       830       714       1,090     1,150      1,831     2,360
Intermediate Fixed-Income             N/A       291      N/A        676       N/A       1,086      N/A       2,230
Short-Intermediate Fixed-Income       573       287       781       664       1,006     1,065      1,650     2,186
Mortgage Securities                   N/A       308      N/A        727       N/A       1,171      N/A       2,404
U.S. Government                        77       260       240       584         417       931        930     1,907


ALLOCATION FUNDS (1)
Income Allocation                   $ 623     $ 339     $   935   $ 821     $ 1,268   $ 1,329    $2,207    $2,723
Income & Growth Allocation            727       335       1,048     809       1,390     1,308     2,353     2,681
Balanced Allocation                   725       333       1,042     802       1,380     1,298     2,332     2,660
Growth & Income Allocation            728       336       1,051     812       1,395     1,314     2,364     2,691
Growth Allocation                     734       342       1,069     831       1,426     1,345     2,428     2,754
Aggressive Growth Allocation          742       351       1,093     856       1,467     1,387     2,512     2,837





--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND.
--------------------------------------------------------------------------------




                                   accessor 40

================================================================================
                                  FUND EXPENSES
================================================================================

You would pay the following expenses for C Class Shares if you did not redeem your shares.


                                                     ONE YEAR     THREE YEARS         FIVE YEARS     TEN YEARS

UNDERLYING FUNDS
Growth                                              $ 207        $ 639               $ 1,097       $ 2,364
Value                                                 207          639                 1,097         2,364
Small to Mid Cap                                      247          762                 1,303         2,779
International Equity                                  232          715                 1,224         2,621
High Yield Bond                                       198          613                 1,054         2,277
Intermediate Fixed-Income                             186          575                   989         2,144
Short-Intermediate Fixed-Income                       182          562                   968         2,100
Mortgage Securities                                   203          626                 1,075         2,320
U.S. Government                                       155          482                   832         1,819


ALLOCATION FUNDS (1)
Income Allocation                                   $ 234        $ 721               $ 1,235       $ 2,642
Income & Growth Allocation                            230          709                 1,214         2,600
Balanced Allocation                                   228          702                 1,203         2,579
Growth & Income Allocation                            231          712                 1,219         2,611
Growth Allocation                                     237          731                 1,250         2,674
Aggressive Growth Allocation                          246          756                 1,293         2,758


--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND.




While the C Class Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) means that over time you could end up paying more for these shares than if you were to pay front-end sales charges for the A Class Shares.

--------------------------------------------------------------------------------








                                  accessor 41

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS |
---------------------------------------

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS and the Accessor Strategic Alternatives Fund.

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS |
---------------------------------------

The security types of the Underlying Funds are listed below. See Appendix B for Security Types for the Accessor Strategic Alternatives Fund.

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities accessor 42

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------


to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall (or rise, in the case of securities sold short) over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security risk for: All Fixed Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High yield corporate debt securities are often issued as a result of corporate restructurings such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.


o MONEY MARKET SECURITIES (Principal security risk for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Principal security risk for: Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES (Principal security risk for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security risk for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security risk for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security risk for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.


                                   accessor 43

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                        LEVEL OF RISK  UNDERLYING FUNDS

                                                                                     SHORT-               U.S.
                                              SMALL     INTER-    HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND     FIXED     FIXED     ITIES      MONEY



Bond Market Volatility      -         -        -          -        o         o         |)        o        ( )
Company Risk                |)        |)       |)         |)       o         |)        |)        -        -
Credit Risk                 -         -        -          -        o         |)        |)       ( )       ( )
Foreign Exposure            -         -        -          o        ( )       -         -         -        -
Government Sponsored
  Enterprises               -         -        -          -        -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )       |)        o         o        o         o
Issuer Risk                 -         -        -          -        o         |)        ( )      ( )       ( )
Lower Rated Debt Securities -         -        -          -        o         ( )       ( )       -        -
Portfolio Turnover         ( )        |)       |)         |)       o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        ( )       ( )       ( )       o        -
Short Sales Risk            -         -        o          -        -         -         -         -        -
Small to Mid Company Risk  ( )        ( )      o          |)       -         -         -         -        -
Stock Market Volatility      o        o        o          o        -         -         -         -        -

--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH



Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Commodity Risk                         -           ( )          ( )          ( )           ( )         ( )
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Counterparty Risk                      -           ( )          ( )          ( )           ( )         ( )
Credit Risk                            |)          |)           |)           ( )           ( )         -
ETF & ETN Risk                         -           ( )          ( )          ( )           ( )         ( )
Foreign Exposure                       -           ( )          ( )          |)            |)          o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                             o          o            |)           |)           ( )         -
Lower Rated Debt Securities            ( )         ( )          |)           |)            |)          -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Short Sales Risk                       -           ( )          ( )          ( )           |}          |}
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o


--------------------------------------------------------------------------------
Key:              -   n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------

                                  accessor 45

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Alternatives Fund according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds and the Accessor Strategic Alternatives Fund that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds and the risks of the Strategic Alternatives Fund. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses. See Appendix B for further information on the Accessor Strategic Alternatives Fund.


o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.


                                  accessor 46

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.


o  LEVERAGE  RISK  (Principal  risk  for:   Mortgage   Securities   Fund).  Some
transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.


o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's credit worthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.




                                   accessor 46

================================================================================
                               SECURITIES AND RISKS
--------------------------------------------------------------------------------

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

o SHORT SALES RISK. (Principal risk for Small to Mid Cap Fund) Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying accessor 47

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.



















                                  accessor 48

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.


A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.



Each Fund paid the following management fees in fiscal year 2006 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2006   |    FOR FISCAL YEAR 2006      FOR FISCAL YEAR 2006
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.90%           |          0.45%                      0.45%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.95%           |          0.60%                      0.35%
International Equity                      1.01%           |          0.55%                      0.46%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.43%           |          0.33%                      0.10%
Short-Intermediate Fixed-Income           0.43%           |          0.33%                      0.10%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------


MANAGER         Accessor Capital Management LP, 1420 Fifth Avenue, Suite
3600,  Seattle,  WA 98101



Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Senior Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Yeung has been with Accessor Capital since December 2006 as Senior Investment Officer. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and reimbursement of certain out of pocket expenses. The Allocation Funds pay no fees for transfer agent or administrative services.


Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of each Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed fee. The Money Managers for the Value, Growth, International Equity and Small to Mid Cap Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For each of Enhanced Investments Technologies, LLC for the Growth Fund, SSgA Funds Management, Inc. for the Small to Mid Cap Fund and Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The fee arrangement under this agreement is similar to those described above.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.





                                   accessor 49

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
---------- |

Money Manager     Smith Asset Management Group, LP
                           100 Crescent Court, Suite 1150
                           Dallas, TX  75201

Smith Asset Management Group, LP ("Smith Group") has managed the Growth Fund since September 21, 2007. Founded in 1995, Smith Group has approximately $5.8 billion in assets under management as of June 30, 2007.

The Growth Fund is team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith, CFA, directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Stephen S. Smith, CFA has executed for over 25 years.

Stephen S. Smith, CFA, John D. Brim, CFA, John D. Ingle, Jr., Royce W. Medlin, CFA, William Ketterer, CFA, William F. Moyer, CFA, A. Michelle Pryor, CFA, David Hoener, and Darren A. Bodenhamer have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007.

Stephen S. Smith, CFA, CEO and Chief Investment Officer, is the founder of Smith Asset Group. Since the firm's founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983 he joined the predecessor to Bank of America, where he held a variety of senior investment management positions.

John D. Brim, CFA, Portfolio Manager, joined Smith Group in March 1998. Mr. Brim is a portfolio manger and responsible for equity research within the health care sector. From April 1997 to March 1998, he was a manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. From June 1990 to April 1997, he held a variety of positions, including senior client manager, with NationsBank Asset Management in Dallas.

John D. Ingle, Jr., Portfolio Manager, joined Smith Group in June 2004. Mr. Ingle is a portfolio manager and responsible for equity research within technology, telecommunications and consumer discretionary sectors. He has been a portfolio manager since 1967. Prior to joining Smith Group, he was Vice President and Senior Portfolio Manager at Bank of Texas from August 2002 to June 2004. From 1991 to 2002, he served as Senior Vice President and portfolio manager at Bank of America where he managed portfolios for institutional and high net worth clients.

Royce W. Medlin, CFA, Portfolio Manager, joined Smith Group in January 2006. Prior to joining Smith Group, he was President and Portfolio Manager of Belmont Wealth Management where he worked from 2002 to 2005. From 1991 to 2002, he served as a portfolio manager at U.S. Trust in Dallas and Team Bank Trust Investments in Fort Worth.

William Ketterer, CFA, Portfolio Manager, joined Smith Group in January of 2007 as a portfolio manager. From March 1999 to January 2007, he served as Senior Vice President and Portfolio Manager with The Private Bank at Bank of America where he managed portfolios for institutions and high net worth individuals. From 1993 to 1999, he worked in corporate development within the healthcare industry. Prior to 1993, he was Vice President and General Manager of a west coast startup.

William F. Moyer, CFA, Portfolio Manager, joined Smith Group in January 2004. Mr. Moyer is a portfolio manager and responsible for equity research within the finance sector. From 2000 to 2003, he served as a senior portfolio manager with Northern Trust. From 1981 to 2000 he served as a senior portfolio manager with Bank of America where he chaired the Portfolio Review Committee.

A. Michelle Pryor, CFA, Portfolio Manager, joined Smith Group in April 1998. Ms. Pryor is a portfolio manager and responsible for equity research within the consumer discretionary sector. Prior to joining the company, she was a trading assistant for Bell Fundamental Futures, L.L.C., a commodity-trading advisor, in Memphis, Tennessee.

David Hoener, Portfolio Manager, joined the Smith Group in 2006 as a portfolio manager. For the past 40 years, Mr. Hoener has been active in equity management. Prior to joining the Smith Group he served as President and Senior Portfolio Manager for Belmont since 1994.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Beginning on September 21, 2007, the Fund has agreed to pay Smith Group, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25%.of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net performance of the class of shares of the Fund with the lowest expenses and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.15% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.40% basis points.

Prior to the Smith Group, the sub-adviser was Enhanced Investment Technologies, LLC ("INTECH"). As compensation for INTECH's services, prior to May 1, 2007, the Fund paid INTECH, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. Beginning on May 1, 2007 through September 21, 2007, the Fund agreed to pay INTECH, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40%.


--------------------------------------------------------------------------------
VALUE FUND|
--------- |


Money Manager  Acadian Asset Management, One Post Office Square, 20th Floor,
               Boston, MA  02109


Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $63.9 billion of assets under management as of December 31, 2006.


The entire investment team oversees a single core process that produces all portfolios. The management team consists of 12 portfolio managers. A lead
manager  is  assigned  to  monitor  adherence  to  client  specific   investment
objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002. Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net performance of the class of shares with the lowest expenses and the S&P 500/Citigroup Value Index over a rolling twelve-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30% basis points.


The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for the Wellington Management's service, the Fund agreed to pay the Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.




                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
-------------------- |


MONEY MANAGER  SSgA Funds Management, Inc., ("SSgA FM")
               One Lincoln Street, Boston, MA 02111



SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.


SSgA FM uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA FM, is the Managing Director since the first quarter of 2006 primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


Prior to May 1, 2007, the Fund paid the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.35% of the aggregate daily net assets of the Fund. From May 1, 2007 through September 30, 2007, the Fund paid the Money Manager, a fee comprised of a monthly base fee payable at an annual rate of 0.30% of the Fund's average daily net assets.

Beginning October 1, 2008, as compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from October 1, 2007 through September 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the percentage difference between the net performance of the class of shares of the Fund with the lowest expenses and the Dow Jones Wilshire 4500 Index over a 12-month rolling period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.30% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.70% basis points.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |



MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET



Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $192 billion of assets under management as of December 31, 2006. Pictet uses a team approach in managing the International Equity Fund. A team of two experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund. Richard Heelis, Head & Senior Investment Manager, and Fabio Paolini, Senior Investment Manager co-head the team and are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and has been the Head of the Regional Equities Team since 2003. From 1999 to 2003, he was a Senior Investment Manager. Mr. Paolini has been with Pictet since 1997 and has been a Senior Investment Manager for the past five years. Mr. Heelis and Mr. Paolini make final investment decisions on a team basis. Responsibility for investment ideas is split regionally amongst the portfolio managers. Mr. Heelis is responsible for Japanese securities and Mr. Paolini is responsible for European securities.


                                  accessor 51

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.



As compensation for the Money Manager's services, prior to May 1, 2007 the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:



              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net performance of the class of shares of the Fund with the lowest expenses and the MSCI EAFE + EM (NDR) Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.



--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |

MONEY MANAGER     Financial Management Advisors, LLC, ("FMA")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2006.


FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA, with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER    Cypress Asset Management ("Cypress")
                 26607 Carmel Center Place, Suite 101, Carmel, CA 93923



Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $670 million in assets under management as of December 31, 2006.


Xavier J. Urpi, President and Chief Investment Officer, has been primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.







                                   accessor 52

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, effective June 1, 2007, each Fund has agreed to pay the Money Manager a fee, computed daily and paid quarterly, at the annual rate of 0.15% of the aggregate daily net assets of each Fund. Prior to June 1, 2007, the Money Manager was paid an annual fee of 0.10% of the aggregate daily net assets of each Fund.


--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
----------------------- |


MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022



BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.1 trillion in assets under management as of December 31, 2006.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991 and has served as a Managing Director for the last five years. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:


              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
-------------------------------------------- |


MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994 and the Allocation Funds since December 27, 2000. Accessor Capital was founded in 1991 and has approximately $2.99 billion in assets under management as of December 31, 2006.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund, the Allocation Funds and the Accessor Strategic Alternatives Fund. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Senior Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management of the investment department and as the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Yeung has been with Accessor Capital as the Senior Investment Officer since December 2006 and as a member of the Investment Committee since January 2007. He is primarily responsible for oversight and management and monitoring of the underlying Accessor Funds and the sub-advisers, as well as conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an institutional investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Yeung received his MBA degree with concentrations in Analytic Finance and Accounting from the University of Chicago.

Mr.  Rowader  has been with  Accessor  Capital  since  February  2007,  first as
Investment Officer and member of the Investment Committee and from December 2007, as Senior Investment Officer. Mr. Rowader is primarily responsible for the day-to-day management and investment decisions for Allocation Funds and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He is primarily responsible for the day-to-day management and investment decisions for the U.S. Government Fund, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


                                   accessor 53

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------


The Funds, except Intermediate Fixed Income Fund, which does not offer A Class Shares, offer four classes of shares: Investor Class, Advisor Class, A Class and C Class Shares to the public, through the Distributor. The U.S. Government Money Fund also offers Institutional Class Shares. A Class and C Class Shares are the only classes offered in this prospectus. Investor, Institutional and Advisor Class Shares are offered through separate prospectuses. Each share class of a Fund represents investments in the same portfolio of securities, but each share class will differ principally in terms of sales charges and ongoing expenses, allowing you to choose the share class that best meets your current investment needs.


A Class Shares and C Class Shares are designed for people investing through a third party, such as a bank, broker dealer, a financial adviser, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund. WHEN YOU PURCHASE SHARES OF A FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

When choosing a share class you should consider the following:

o    How long you expect to own the shares;

o    How much you intend to invest;

o    Total expenses associated with owning shares of each class;

o Whether you qualify for any reduction or waiver of sales charges (for example, A Class Shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

o Whether you plan to take any distribution in the near future (for example, the contingent deferred sales charge is waived when taken through a systematic withdrawal plan).

A CLASS SHARES may be appropriate for investors who prefer to pay a Fund's sales charge up front, want to take advantage of the reduced sales charges available on larger investments and/or have a longer term investment horizon.

C CLASS SHARES may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter term investment horizon.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

Sales personnel may receive different compensation for selling each share class. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

--------------------------------------------------------------------------------
A CLASS SHARES GENERAL|
--------------------- |

o SALES CHARGES FRONT-END SALES CHARGE. A Class Shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

FOR EQUITY FUNDS and ALLOCATION FUNDS (EXCEPT INCOME ALLOCATION FUND):

--------------------------------------------------------------------------------
                       SALES CHARGE      SALES CHARGE AS       broker-dealer
                      DEDUCTED AS A %      A % OF YOUR       COMMISSIONS AS A %
YOUR INVESTMENT       OFFERING PRICE      NET INVESTMENT     OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000        5.75%               6.10%                5.00%
$50,000 $99,999          4.75%               4.99%                4.00%
$100,000  $249,999       4.00%               4.17%                3.25%
$250,000  $499,999       3.00%               3.09%                2.25%
$500,000  $999,999       2.00%               2.04%                1.50%
$1 million or more*      0.00%               0.00%            up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

FOR FIXED-INCOME FUNDS (EXCEPT THE INTERMEDIATE FIXED-INCOME FUND, MORTGAGE SECURITIES FUND AND U.S. GOVERNMENT MONEY FUND) AND INCOME ALLOCATION FUND:

--------------------------------------------------------------------------------
                        SALES CHARGE      SALES CHARGE AS      broker-dealer
                       DEDUCTED AS A %      A % OF YOUR      COMMISSIONS AS A %
YOUR INVESTMENT        OFFERING PRICE      NET INVESTMENT    OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000        4.75%               4.99%               4.00%
$100,000  $249,999        4.00%               4.17%               3.25%
$250,000  $499,999        3.00%               3.09%               2.25%
$500,000  $999,999        2.00%               2.04%               1.50%
$1 million or more*       0.00%               0.00%           up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

o    ELIMINATING THE SALES CHARGES

U.S. GOVERNMENT MONEY FUND: You will not pay an initial sales charge on direct purchases of A Class Shares of the U.S. Government Money Fund. However, should you exchange or transfer out of the A Class Shares of the U.S. Government Money Fund into A Class Shares of another Fund, you will be subject to an initial sales charge upon the transfer or exchange.

CERTAIN DEFINED CONTRIBUTION PLANS: Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the Accessor Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets. Retirement and benefit plans include qualified and nonqualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

FEE-BASED INVESTMENT PROGRAMS: Purchases made by or on behalf of financial intermediaries or their trading agents that have entered into arrangements with Accessor Funds or the Distributor specifically for such purchases for clients participating in a fee-based investment program (subject to all its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which the client pays an asset based fee for investment advisory, administrative and/or brokerage services to the financial intermediary.

OTHER INVESTORS: Certain other investors may qualify to purchase Fund shares without a sales charge, such as employees of broker-dealer firms and registered investment advisors that have entered into a selling agreement with the Distributor or who are otherwise authorized to sell Accessor Funds, employees of banks that are affiliated with such broker-dealer firms, current and former directors of Accessor Funds, and employees of Accessor Capital. Please see the Statement of Additional Information for more information.

You will not pay an initial sales charge on shares purchased by reinvesting dividends and distributions, when using the reinstatement privilege, or when a merger, consolidation or acquisition of assets of an Accessor Fund occurs.

Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these accessor 56

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------


payments through its Plans of Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.


O    REDUCING THE SALES CHARGES

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

AGGREGATING ACCOUNTS. To receive a reduced sales charge on your A Class Shares, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in A Class Shares may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

o    Solely controlled business accounts and

o    Single participant retirement plans.

RIGHT OF ACCUMULATION. A right of accumulation lets you add the value of any A Class Shares you own in a Fund (including those shares acquired through re-investment of distributions) to the amount of your next A Class Shares investment for purposes of calculating the sales charge. You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in A Class Shares of any of the Accessor Funds to determine your A Class Shares sales charge. Direct purchases of the U.S. Government Money Fund are excluded.

You must notify your financial adviser and Accessor Funds or the Transfer Agent at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial adviser or Accessor Fund's Transfer Agent does not confirm your represented holdings.

LETTER OF INTENT. You may reduce your A Class Shares sales charges by establishing, in writing, a Letter of Intent. A Letter of Intent lets you purchase A Class Shares over a 13month period at the same sales charge as if all shares had been purchased at once. Shares of U.S. Government Money Market Fund are excluded.

A Letter of Intent allows you to combine all non-U.S. Government Money Fund purchases of A Class Shares that you intend to make over a 13month period, to determine the applicable sales charge; however, the Letter of Intent is to be completed based on amounts purchased, not on market value. Capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases.

To determine the applicable sales charge reduction, at your request you may also include the cost of A Class Shares in other Accessor Funds which were previously purchased at a price including a front-end sales charge during the 90 day period prior to Accessor Funds receiving the Letter of Intent. You can obtain a Letter of Intent by contacting your financial advisor or by calling Accessor Funds at (800) 759-3504.

If you do not achieve the stated investment goal within the 13 month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. If you redeem all of your A Class Shares before the 13 months is up, the Letter of Intent is automatically cancelled and the difference in the sales charge is deducted from your redemption proceeds.


Information concerning Sales Charge Reductions and Waivers can be found free of charge on the Accessor website at www.accessor.com. The website also contains hyperlinks to the related portions of the Funds' prospectus and SAI.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS ON REDUCING YOUR A CLASS SHARES' SALES CHARGE.


                                   accessor 57

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------
C CLASS SHARES GENERAL|
--------------------- |

You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") of 1.00% on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

--------------------------------------------------------------------------------
MORE ON CDSC|
 -----------|

The CDSC is a sales charge that you pay when you redeem certain Fund shares. The
CDSC:

o    Is calculated based on the number of shares you are selling;

o Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;

o Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o If a CDSC is applicable, applies to redemptions made through the date 24 months after the date on which your purchase was accepted for A Class Shares and applies to redemptions made through the date one year after the date on which your purchase was accepted for C Class shares.

A CDSC regardless of class will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.

o ELIMINATING THE CDSC If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Funds' Transfer Agent, at the time of the purchase. If the Transfer Agent is not notified at the time of purchase, the CDSC will apply. As long as the Transfer Agent is notified at the time you purchase your shares, the CDSC for such shares may generally be eliminated to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions; to make payments through Accessor Funds' systematic withdrawal plan; or due to shareholder death or disability. If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE ARRANGEMENTS
-------------------------------------
o DISTRIBUTION AND SERVICE PLANS. Accessor Funds has adopted Distribution and Service Plans (Rule 12b-1 Plans) under which it may finance activities primarily intended to sell shares, to pay for marketing and other fees to support the sale and distribution of A Class Shares and C Class Shares and certain services provided to you by your financial intermediary, provided the categories of expenses are approved in advance by the Accessor Fund's Board of Directors and your financial intermediary is permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. These annual distribution and service fees may equal up to 0.25% for the Fixed-Income Funds A Class Shares, up to 0.35% for the Equity Funds' A Class Shares and up to 1.00% for C Class Shares, and are paid out of the assets of the Funds' A Class or C Class Shares. For both share classes, up of 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses. These fees may not be paid where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the payment of any otherwise applicable CDSC may not be required.


                                   accessor 58

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

Each class of shares pays distribution fees and service fees either to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing nondistribution related shareholder services or directly to financial intermediaries.


Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the 12b-1 fee upon initial purchase of C Class
Shares or for investments over $1 million in the A Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services and may be in the form of cash, or if permitted, noncash payments.


Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost and reduce the return of your investment. The higher fees for C Class Shares may cost you more over time than paying the initial sales charge for A Class Shares and a lower ongoing 12b-1 fee.

o OTHER COMPENSATION TO DEALERS The Distributor may pay or sponsor informational meetings for dealers as described in the statement of additional information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets, to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.


o ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or nondistribution related amounts for the A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans.





                                   accessor 59

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|

o FINANCIAL INTERMEDIARIES. Fund Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries  may also  charge  transaction,  administrative  or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Fund Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                                   |Shares  of the Funds may not
-------------- |                                   |be  purchased  on days  when
                                                   |the  NYSE  is   closed   for
Not all  Accessor  Funds may be  offered in your   |trading:   New  Year's  Day,
state of residence. Contact your financial |Martin Luther King, Jr. Day, intermediary or the Transfer Agent to ensure |Presidents Day, Good Friday, that the Fund you want to purchase is offered in |Memorial Day, Independence
your state of residence.                           |Day, Labor Day, Thanksgiving
                                                   |Day and Christmas Day.
                                                   -----------------------------
Normally your financial  intermediary  will send
your purchase requests to Accessor Funds' Transfer Agent. Purchase orders are accepted on each business day that the NYSE is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, class of shares, and signature of authorized signer. You must let the Transfer Agent know at the time you purchase A Class Shares that you qualify for a reduction in the initial sales charge. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any accessor 60

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


business day marked "Same Day Settlement" and the invested monies are received via fedfunds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 noon. Eastern time on the business day following the purchase request. The Funds may restrict or close an account when necessary or appropriate to comply with antimoney laundering laws. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:


o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
 ----------------------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                   accessor 61

================================================================================
                             PURCHASING FUND SHARES


                                                        INVESTMENT MINIMUMS
----------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS

INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
----------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIMUM INVESTMENT C CLASS SHARES
                            $1 million per transaction per investor or less if broker-dealer limits apply
----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:    $100 per Fund
Automatic Investment Plan:                $100 per transaction
----------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
SHARE PRICING|
-------------|


Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and C Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund, which calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Funds in good order. A Class Shares and C Class Shares may also be subject to a CDSC on redemptions (see A Class and C Class Shares General, above). The net asset value may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on the Accessor web site (www.accessor.com). For related information, see "Valuation of Securities" on page 70.



--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
 ------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
 ------------------------------|


The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases accessor 62

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).


The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain small cap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.



                                   accessor 63

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next offering price calculated after the Transfer Agent receives the exchange request in good order.

A Class Shares of a Fund exchanged into A Class Shares of another Fund are not subject to a front-end load, except that exchanges of A Class Shares from the U.S. Government Money Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge on exchanges into A Class Shares of another Fund. If you exchange A Class Shares of a Fund for A Class Shares of another Fund that is subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. Your CDSC will be calculated from the date of your original purchase.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of your shares and will not be affected by any exchange. For exchanges into a class of shares subject to a CDSC from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into the class subject to the CDSC. Upon exchanges from a class of shares subject to a CDSC into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

An exchange of shares of a Fund for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a new tax basis for your new shares. An exchange from one class of shares of a Fund into another class of the same Fund is not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
------------------------------- |

Normally, your financial intermediary will send your exchange request to Accessor Funds' Transfer Agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:

o    BY MAIL. Share exchange instructions may be mailed to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.



                                   accessor 64

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by
the  Transfer   Agent  or  certain   financial   |
intermediaries prior to the close of the NYSE, |Redemption requests for shares normally 4:00 p.m. Eastern time. Requests |that were purchased by check received "in good order" must include: account |will be honored at the next name, account number, dollar or share amount |NAV calculated after receipt of transaction, Fund(s), allocation of |of the redemption request.
investment,   and   signature  of   authorized   |However,  redemption  proceeds
signer. The Transfer Agent may require that |will not be transmitted until you provide additional information, such as |the check used for the corporate resolutions or powers of attorney, |investment has cleared (up to if applicable. If you are redeeming from an |15 days after a deposit). The IRA account, you must include an Authorization |Transfer Agent may charge a for Distribution from IRA form, which includes |$10.00 processing fee for each
a statement of whether or not you are at least   |redemption check.
591/2  years old and whether you wish to have   |
federal  income  tax  withheld  from  your  proceeds.   Contact  your  financial
intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:
                      Accessor Funds, Inc.
                      Attn:  Shareholder Services
                      P. O. Box 1748
                      Seattle, WA 98111-1748.

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
     2244274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


                                   accessor 65

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

O REINSTATEMENT PRIVILEGE. You may, within 60 days after you sell shares, reinvest all or part of your redemption proceeds in A Class Shares of any Fund at net asset value in an identically registered account, provided the privilege has not been used more than once in the prior 12 months. The re-investment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares". If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of A Class Shares. If you paid a contingent deferred sales charge on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the Transfer Agent that you are exercising your reinstatement privilege in writing. Amounts redeemed within 90 days of investment in the Equity Funds or the High Yield Bond Fund may be subject to a 2% redemption fee in connection with the Funds' Market Timing/Excessive Trading policy. See Market Timing/Excessive Trading above.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90 day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

You will not be charged a CDSC for A Class Shares (on purchases subject to a CDSC) unless you withdraw more than 12% annually on the amount subject to the CDSC within the first 24 months after purchase. You will not be charged a CDSC for C Class Shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.



                                   accessor 66

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
 -------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another individual or organization.

o Requests that redemption proceeds be sent to a different name or address than is registered on the account.

o    Requests that fedwire instructions be changed.

o    Requests for name changes.

o    Adding or removing a shareholder on an account.

o    Establishing or changing certain services after the account is open.

================================================================================
                       DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on A Class or C Class Shares of a Fund will be automatically reinvested in additional A Class or C Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in A Class or C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.



                                   accessor 67

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.



                                   accessor 68

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a)
interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.
















                                   accessor 69

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.



                                  accessor 70

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================

GROWTH FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




                                                                          FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005           2004         2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.40   $     23.02    $     20.75    $     19.22

   Net investment income (loss)(1)                          (0.01)        (0.03)          0.17           0.00(5)
   Net realized and unrealized gain (loss) on
      investments(1)                                         1.52          1.44           2.13           1.54
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.51          1.41           2.30           1.54

   Distributions from net investment income                 (0.02)        (0.03)         (0.03)         (0.01)
   Distributions from capital gains                             -             -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.02)        (0.03)         (0.03)         (0.01)
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(5)       0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     25.89   $     24.40    $     23.02    $     20.75
===============================================================================================================================
TOTAL RETURN(2,6)                                            6.20%         6.13%         11.10%          8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       779   $       746    $       175    $         1
   Ratio of expenses to average net assets(7)                1.55%         1.62%          1.30%          1.52%*
   Ratio of net investment income (loss)
      to average net assets                                 (0.05)%       (0.11)%         0.77%          0.00%*
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%
=================================================================================================================================
                                                                        FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005           2004          2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.07   $     22.83    $     20.68    $     17.14    $     17.19

   Net investment income (loss)(1)                          (0.17)        (0.18)         (0.07)         (0.10)             -
   Net realized and unrealized gain (loss) on
      investments(1)                                         1.49          1.42           2.22           3.65          (0.05)
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.32          1.24           2.15           3.55          (0.05)

   Distributions from net investment income                     -             -              -          (0.01)             -
   Distributions from capital gains                             -             -              -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                             -             -              -          (0.01)             -
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(5)       0.00(5)        0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     25.39   $     24.07    $     22.83    $     20.68    $     17.14
===============================================================================================================================
TOTAL RETURN(2)                                              5.48%         5.43%         10.40%         20.72%          0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     5,269   $     4,095    $     3,327    $     2,333    $       733
   Ratio of expenses to average net assets(7)                2.20%         2.22%          1.92%          1.83%          0.00%*
   Ratio of net investment income (loss)
      to average net assets                                 (0.71)%       (0.80)%        (0.35)%        (0.51)%         0.00%*
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%         66.00%

===============================================================================================================================

(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Less than ($0.005) per share.
(6)   Class A total return does not include the one-time front-end sales charge.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




--------------------------------------------------------------------------------

                                                                        FOR THE YEAR/PERIOD ENDED 12/31
-----------------------------------------------------------------------------------------------------------------------
A CLASS SHARES                                           2006          2005        2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.84     $   19.91   $   17.57     $   15.65

   Net investment income (loss)(1)                         0.25          0.20        0.20          0.01
   Net realized and unrealized gain (loss) on
      investments(1)                                       3.10          0.93        2.29          1.94
                                                      -----------------------------------------------------------------
Total from investment operations                           3.35          1.13        2.49          1.95

   Distributions from net investment income               (0.24)        (0.20)      (0.15)        (0.03)
   Distributions from capital gains                           -             -           -             -
                                                      -----------------------------------------------------------------
Total distributions                                       (0.24)        (0.20)      (0.15)        (0.03)
                                                      -----------------------------------------------------------------
   Redemption fees                                         0.00(5)          -        0.00(5)       0.00(5)

NET ASSET VALUE, END OF PERIOD                        $   23.95     $   20.84   $   19.91     $   17.57
=======================================================================================================================
TOTAL RETURN(2,6)                                         16.00%         5.72%      14.24%        12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     160     $   1,096   $   1,075     $       2
   Ratio of gross expenses to average net assets(7)        1.35%         1.34%       1.18%         1.69%*
   Ratio of net expenses to average net assets(7)          1.35%         1.19%       1.18%         1.69%*
   Ratio of net investment income to average net
      assets                                               1.05%         1.00%       1.00%         0.34%*
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%

=======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                           2006          2005        2004          2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.84     $   19.92   $   17.57     $   13.62     $  13.58

   Net investment income (loss)(1)                         0.09          0.07        0.05          0.02            -
   Net realized and unrealized gain (loss) on
      investments(1)                                       3.09          0.93        2.33          3.95         0.04
                                                      -----------------------------------------------------------------
Total from investment operations                           3.18          1.00        2.38          3.97         0.04

   Distributions from net investment income               (0.10)        (0.08)      (0.03)        (0.02)           -
   Distributions from capital gains                           -             -           -             -            -
                                                      -----------------------------------------------------------------
Total distributions                                       (0.10)        (0.08)      (0.03)        (0.02)           -
                                                      -----------------------------------------------------------------
   Redemption fees                                         0.00(5)          -        0.00(5)       0.00(5)      0.00(5)

NET ASSET VALUE, END OF PERIOD                        $   23.92     $   20.84   $   19.92     $   17.57     $  13.62
=======================================================================================================================
TOTAL RETURN(2)                                           15.31%         5.02%      13.56%        29.20%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   3,831     $   3,314   $   3,020     $   2,283     $    639
   Ratio of gross expenses to average net assets(7)        1.99%         2.00%       1.84%         1.84%        0.00%*
   Ratio of net expenses to average net assets(7)          1.99%         1.85%       1.84%         1.84%        0.00%*
   Ratio of net investment income to average
      net assets                                           0.40%         0.36%       0.26%         0.12%        0.00%*
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%      117.49%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Less than (0.005) per share
(6)   Class A total return does not include the one-time front-end sales charge.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
 *    Annualized

================================================================================
                                  accessor 72

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                     2006          2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   27.94     $   24.83     $  20.98     $  18.34

   Net investment income (loss)(1)                  (0.05)        (0.05)       (0.10)       (0.02)
   Net realized and unrealized gain (loss)
      on investments(1)                              3.78          3.16         3.95         2.66
                                                ------------------------------------------------------------------
Total from investment operations                     3.73          3.11         3.85         2.64

   Distributions from net investment income             -             -            -            -
   Distributions from capital gains                     -             -            -            -
                                                ------------------------------------------------------------------
Total distributions                                     -             -            -            -
                                                ------------------------------------------------------------------
   Redemption fees                                  (0.00)(6)     (0.00)(6)    (0.00)(6)    (0.00)(6)

NET ASSET VALUE, END OF PERIOD                  $   31.67     $   27.94     $  24.83     $  20.98
==================================================================================================================
TOTAL RETURN(2,5)                                   13.39%        12.53%       18.35%       14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     354     $     704     $    622     $      1
   Ratio of expenses to average net assets(7)        1.57%         1.62%        1.55%        1.82%*
   Ratio of net investment loss to average
      net assets                                    (0.17)%       (0.21)%      (0.42)%      (0.36)%*
Portfolio turnover rate                             37.24%        41.64%       46.31%       47.88%
==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                     2006          2005         2004         2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $   27.43     $   24.52     $  20.84     $  14.62     $  14.56

   Net investment income (loss)(1)                  (0.24)        (0.21)       (0.23)       (0.15)           -
   Net realized and unrealized gain (loss)
      on investments(1)                              3.69          3.12         3.91         6.37         0.06
                                                ------------------------------------------------------------------
Total from investment operations                     3.45          2.91         3.68         6.22         0.06

   Distributions from net investment income             -             -            -            -            -
   Distributions from capital gains                     -             -            -            -            -
                                                ------------------------------------------------------------------
Total distributions                                     -             -            -            -            -
                                                ------------------------------------------------------------------
   Redemption fees                                  (0.00)(6)     (0.00)(6)    (0.00)(6)    (0.00)(6)    (0.00)(6)

NET ASSET VALUE, END OF PERIOD                  $   30.88     $   27.43     $  24.52     $  20.84     $  14.62
==================================================================================================================
TOTAL RETURN(2)                                     12.58%        11.87%       17.66%       42.54%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   3,272     $   2,617     $  2,439     $  2,221     $    503
   Ratio of expenses to average net assets(7)        2.22%         2.27%        2.20%        2.23%        0.00%*
   Ratio of net investment loss to average
      net assets                                    (0.82)%       (0.84)%      (1.09)%      (0.87)%       0.00%*
Portfolio turnover rate                             37.24%        41.64%       46.31%       47.88%       44.59%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized

================================================================================
                                  accessor 73

================================================================================
                                FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                     2006          2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   17.27     $   15.17     $  12.94     $  11.18

   Net investment income (loss)(1)                   0.05          0.08         0.15        (0.03)
   Net realized and unrealized gain (loss)
      on investments(1)                              5.60          2.02         2.11         1.79
                                                ------------------------------------------------------------------
Total from investment operations                     5.65          2.10         2.26         1.76

   Distributions from net investment income         (0.05)            -        (0.03)           -
   Distributions from capital gains                     -             -            -            -
   Distributions in excess of capital gains             -             -            -            -
                                                ------------------------------------------------------------------
Total distributions                                 (0.05)            -        (0.03)           -
                                                ------------------------------------------------------------------
   Redemption fees                                  (0.00)(7)     (0.00)(7)    (0.00)(7)    (0.00)(7)

NET ASSET VALUE, END OF PERIOD                  $   22.87     $   17.27     $  15.17     $  12.94
==================================================================================================================
TOTAL RETURN(2,5)                                   32.73%        13.84%       17.45%       15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     709     $     521     $    360     $      1
   Ratio of expenses to average net assets(6)        1.90%         1.77%        1.56%        1.85%*
   Ratio of net investment income (loss) to
      average net assets                             0.22%         0.50%        1.01%       (1.11)%*
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%
==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                     2006          2005         2004         2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $   16.94     $   14.97     $  12.83     $   9.64     $   9.54

   Net investment income (loss)(1)                  (0.09)        (0.02)        0.01         0.01            -
   Net realized and unrealized gain (loss)
      on investments(1)                              5.48          1.99         2.13         3.17         0.10
                                                ------------------------------------------------------------------
Total from investment operations                     5.39          1.97         2.14         3.18         0.10

   Distributions from net investment income             -             -            -            -            -
   Distributions from capital gains                     -             -            -            -            -
   Distributions in excess of capital gains             -             -            -            -            -
                                                ------------------------------------------------------------------
Total distributions                                     -             -            -            -            -
                                                ------------------------------------------------------------------
   Redemption fees(8)                               (0.00)(7)     (0.00)(7)    (0.00)(7)     0.01        (0.00)(7)

NET ASSET VALUE, END OF PERIOD                  $   22.33     $   16.94     $  14.97     $  12.83     $   9.64
==================================================================================================================
TOTAL RETURN(2)                                     31.82%        13.16%       16.68%       33.09%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   5,095     $   2,392     $  1,748     $  1,113     $    635
   Ratio of expenses to average net assets(6)        2.41%         2.41%        2.24%        2.36%        0.00%*
   Ratio of net investment income (loss) to
      average net assets                            (0.48)%       (0.12)%       0.10%        0.09%        0.00%*
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%      107.71%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
(7)   Less than ($0.005) per share.
(8) Per share amounts relating to redemption fees for 2002-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
*     Annualized



================================================================================
                                  accessor 74

================================================================================
                                FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                     2006          2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   10.72     $   11.30     $  11.17     $  10.77

   Net investment income (loss)(1)                   0.77          0.79         0.86         0.22
   Net realized and unrealized gain (loss)
      on investments(1)                              0.30         (0.57)        0.13         0.42
                                                -----------------------------------------------------------------
Total from investment operations                     1.07          0.22         0.99         0.64

   Distributions from net investment income         (0.79)        (0.80)       (0.86)       (0.24)
   Distributions from capital gains                     -             -            -            -
   Distributions in excess of capital gains             -             -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.79)        (0.80)       (0.86)       (0.24)
                                                -----------------------------------------------------------------
   Redemption fees(8)                                0.00(7)       0.00(7)      0.00(7)      0.00(7)

NET ASSET VALUE, END OF PERIOD                  $   11.00     $   10.72     $  11.30     $  11.17
=================================================================================================================
TOTAL RETURN(2,5)                                   10.44%         2.05%        9.25%        5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     158     $     144     $    136     $     15
   Ratio of expenses to average net assets(6)        1.16%         1.18%        1.07%        1.15%*
   Ratio of net investment income (loss) to
      average net assets                             7.27%         7.28%        7.70%        8.82%*
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%
=================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                     2006          2005         2004         2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $   10.71     $   11.29     $  11.17     $   9.86     $   9.86

   Net investment income (loss)(1)                   0.70          0.71         0.77         0.84            -
   Net realized and unrealized gain (loss)
      on investments(1)                              0.29         (0.57)        0.13         1.32            -
                                                -----------------------------------------------------------------
Total from investment operations                     0.99          0.14         0.90         2.16            -

   Distributions from net investment income         (0.71)        (0.72)       (0.78)       (0.86)           -
   Distributions from capital gains                     -             -            -            -            -
   Distributions in excess of capital gains             -             -            -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.71)        (0.72)       (0.78)       (0.86)           -
                                                -----------------------------------------------------------------
   Redemption fees(8)                                0.00(7)       0.00(7)      0.00(7)      0.01         0.00(7)

NET ASSET VALUE, END OF PERIOD                  $   10.99     $   10.71     $  11.29     $  11.17     $   9.86
=================================================================================================================
TOTAL RETURN(2)                                      9.65%         1.29%        8.39%       22.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   1,804     $   1,565     $  1,935     $  1,224     $    524
   Ratio of expenses to average net assets(6)        1.90%         1.93%        1.83%        1.97%        0.00%*
   Ratio of net investment income to average
      net assets                                     6.53%         6.51%        6.99%        7.96%        0.00%*
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%      108.29%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
(7)   Less than ($0.005) per share
(8) Per share amounts relating to redemption fees for 2002-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
*     Annualized



================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS



INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2006         2005          2004          2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.63     $   11.91    $   12.12     $    12.45    $   12.47

   Net investment income (loss)(1)                        0.70          0.52         0.47           0.43            -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.40)        (0.22)       (0.12)          0.05        (0.02)
                                                      -----------------------------------------------------------------
Total from investment operations                          0.30          0.30         0.35           0.48        (0.02)

   Distributions from net investment income              (0.70)        (0.54)       (0.47)         (0.45)           -
   Distributions from capital gains                          -         (0.04)       (0.09)         (0.36)           -
   Distributions in excess of capital gains                  -             -            -              -
                                                      -----------------------------------------------------------------
Total distributions                                      (0.70)        (0.58)       (0.56)         (0.81)           -
                                                      -----------------------------------------------------------------
   Redemption fees                                           -             -            -              -


NET ASSET VALUE, END OF PERIOD                        $  11.23     $   11.63    $   11.91     $    12.12    $   12.45
=======================================================================================================================
TOTAL RETURN(2)                                           2.76%         2.59%        2.95%          3.86%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  5,119     $     846    $     865     $    1,320    $     621
   Ratio of expenses to average net assets(3)             1.74%         1.73%        1.87%          1.76%        0.00%*
   Ratio of net investment income to average
      net assets                                          6.08%         4.37%        3.96%          3.44%        0.00%*
Portfolio turnover rate                                 102.65%        93.26%      125.84%        105.58%       93.56%





--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS

SHORT-INTERMEDIATE FIXED-INCOME FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005         2004       2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.74     $   11.96    $   12.17     $    12.24

   Net investment income (loss)(1)                        0.56          0.44         0.43           0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.16)        (0.19)       (0.21)         (0.06)
                                                      -----------------------------------------------------------------
Total from investment operations                          0.40          0.25         0.22           0.01

   Distributions from net investment income              (0.55)        (0.47)       (0.43)         (0.08)
   Distributions from capital gains                          -             -            -              -
   Distributions in excess of capital gains                  -             -            -              -
                                                      -----------------------------------------------------------------
Total distributions                                      (0.55)        (0.47)       (0.43)         (0.08)
                                                      -----------------------------------------------------------------
   Redemption fees                                           -             -            -              -
NET ASSET VALUE, END OF PERIOD                        $  11.59     $   11.74    $   11.96     $    12.17
=======================================================================================================================
TOTAL RETURN(2,5)                                         3.53%         2.13%        1.86%          0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     97     $      23    $      22     $        1
   Ratio of expenses to average net assets(6)             0.97%         0.98%        0.99%          1.19%*
   Ratio of net investment income to average
     net assets                                           4.66%         3.75%        3.86%          2.39%*
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%
=======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2006         2005          2004          2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.75     $   11.97    $   12.17     $    12.33    $   12.34

   Net investment income (loss)(1)                        0.42          0.36         0.34           0.30            -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.11)        (0.20)       (0.19)         (0.16)       (0.01)
                                                      -----------------------------------------------------------------
Total from investment operations                          0.31          0.16         0.15           0.14        (0.01)

   Distributions from net investment income              (0.46)        (0.38)       (0.35)         (0.30)           -
   Distributions from capital gains                          -             -            -              -            -
   Distributions in excess of capital gains                  -             -            -              -            -
                                                      -----------------------------------------------------------------
Total distributions                                      (0.46)        (0.38)       (0.35)         (0.30)           -
                                                      -----------------------------------------------------------------
   Redemption fees                                           -             -            -              -

NET ASSET VALUE, END OF PERIOD                        $  11.60     $   11.75    $   11.97     $    12.17    $   12.33
=======================================================================================================================
TOTAL RETURN(2)                                           2.69%         1.39%        1.21%          1.18%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,290     $   4,176    $   3,782     $    2,739    $     606
   Ratio of expenses to average net assets(6)             1.67%         1.73%        1.65%          1.63%        0.00%*
   Ratio of net investment income to average
     net assets                                           3.85%         2.99%        2.78%          2.48%        0.00%*
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%       50.96%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS

MORTGAGE SECURITIES FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005          2004         2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.38   $     12.64    $     12.68   $     12.91

   Net investment income (loss)(1)                           0.52          0.42           0.46          0.09
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.08)        (0.20)         (0.01)            -
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.44          0.22           0.45          0.09

   Distributions from net investment income                 (0.55)        (0.46)         (0.42)        (0.10)
   Distributions from capital gains                         (0.07)        (0.02)         (0.07)        (0.22)
   Distributions in excess of capital gains                     -             -              -             -
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.62)        (0.48)         (0.49)        (0.32)
                                                      -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.20   $     12.38    $     12.64   $     12.68
=============================================================================================================================
TOTAL RETURN(2,5)                                            3.67%         1.72%          3.63%         0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $        11   $       144    $        71   $         1
   Ratio of expenses to average net assets(6)                1.39%         1.18%          1.06%         1.59%*
   Ratio of net investment income to average
     net assets                                              3.92%         3.38%          3.40%         2.78*
Portfolio turnover rate                                    578.95%       474.16%        324.40%       425.28%
=============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005          2004          2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.40   $     12.67    $     12.71   $     13.00   $      13.01

   Net investment income (loss)(1)                           0.38          0.33           0.33          0.25              -
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.03)        (0.21)          0.03         (0.08)         (0.01)
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.35          0.12           0.36          0.17          (0.01)

   Distributions from net investment income                 (0.45)        (0.37)         (0.33)        (0.24)             -
   Distributions from capital gains                         (0.07)       ( 0.02)         (0.07)        (0.22)             -
   Distributions in excess of capital gains                     -             -              -             -              -
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.52)        (0.39)         (0.40)        (0.46)             -
                                                      -----------------------------------------------------------------------
   Redemption fees                                              -             -              -             -              -

NET ASSET VALUE, END OF PERIOD                        $     12.23   $     12.40    $     12.67   $     12.71   $      13.00
=============================================================================================================================
TOTAL RETURN(2)                                              2.94%         0.90%          2.85%         1.30%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       778         1,522    $     1,015   $     1,401   $        631
   Ratio of expenses to average net assets(6)                2.10%         1.92%          1.81%         1.85%          0.00%*
   Ratio of net investment income to average
     net assets                                              3.13%         2.58%          2.63%         1.92%          0.00%*
Portfolio turnover rate                                    578.95%       474.16%        324.40%       425.28%        294.60%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00

   Net investment income (loss)(1)                           0.04          0.03           0.01           0.00(5)

   Distributions from net investment income                 (0.04)        (0.03)         (0.01)          0.00(5)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00
===============================================================================================================================
TOTAL RETURN(2,6)                                            4.27%         2.54%          0.68%          0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       290   $       109    $        49    $        10
   Ratio of gross expenses to average net assets(7)          0.70%         0.65%          0.72%          0.71%*
   Ratio of net expenses to average net assets(7)            0.70%         0.65%          0.72%          0.71%*
   Ratio of net investment income to average
      net assets                                             4.30%         2.63%          0.94%          0.40%*
===============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005           2004           2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00    $      1.00

   Net investment income (loss)(1)                           0.03          0.02           0.01           0.00(5)        0.00(5)

   Distributions from net investment income                 (0.03)        (0.02)         (0.01)          0.00(5)        0.00(5)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00    $      1.00
===============================================================================================================================
TOTAL RETURN(2)                                              3.45%         1.91%          0.68%          0.35%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     2,808   $     2,014    $     1,989    $       747    $       302
   Ratio of gross expenses to average net assets(7)          1.47%         1.29%          0.71%          0.81%          0.00%*
   Ratio of net expenses to average net assets(7)            1.47%         1.29%          0.71%          0.81%          0.00%*
   Ratio of net investment income to average
      net assets                                             3.42%         1.88%          0.79%          0.35%          0.00%*



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Less than ($0.005) per share.
(6)   Class A total return does not include the one-time front-end sales charge.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 79

================================================================================
                                FINANCIAL HIGHLIGHTS

INCOME ALLOCATION FUND




The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.92   $     15.17    $     15.29    $     15.32

   Net investment income (loss)(1)                           0.73          0.56           0.50           0.10
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.12)        (0.25)         (0.12)          0.04
                                                      ------------------------------------------------------------------------
Total from investment operations                             0.61          0.31           0.38           0.14

   Distributions from net investment income                 (0.69)        (0.55)         (0.46)         (0.10)
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)
   Distributions in excess of capital gains                     -             -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.69)        (0.56)         (0.50)         (0.17)
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.84   $     14.92    $     15.17    $     15.29
==============================================================================================================================
TOTAL RETURN(2,5)                                            4.13%         2.06%          2.53%          0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       617   $       720    $       581    $       150
   Ratio of gross expenses to average net assets             0.54%         0.61%          0.68%          1.11%*
   Ratio of net expenses to average net assets               0.45%         0.45%          0.45%          0.37%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  4.62%         3.57%          2.93%          4.04%*
   Ratio of net investment income to average
      net assets                                             4.71%         3.73%          3.16%          4.78%*
Portfolio turnover rate                                     14.19%        19.91%         33.21%         52.48%
==============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005           2004           2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.91   $     15.15    $     15.28    $     15.18    $     15.19

   Net investment income (loss)(1)                           0.60          0.44           0.37           0.33              -
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.12)        (0.23)         (0.11)          0.21          (0.01)
                                                      ------------------------------------------------------------------------
Total from investment operations                             0.48          0.21           0.26           0.54          (0.01)

   Distributions from net investment income                 (0.58)        (0.44)         (0.35)         (0.37)             -
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)             -
   Distributions in excess of capital gains                     -             -              -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.58)        (0.45)         (0.39)         (0.44)             -
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.81   $     14.91    $     15.15    $     15.28    $     15.18
==============================================================================================================================
TOTAL RETURN(2)                                              3.31%         1.38%          1.77%          3.62%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     3,033   $     1,546    $     1,529    $       448    $         1
   Ratio of gross expenses to average net assets             1.40%         1.36%          1.43%          1.29%          0.00%*
   Ratio of net expenses to average net assets               1.20%         1.20%          1.20%          1.10%          0.00%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  3.79%         2.79%          2.20%          2.08%          0.00%*
   Ratio of net investment income to average
      net assets                                             3.99%         2.95%          2.43%          2.27%          0.00%*
Portfolio turnover rate                                     14.19%        19.91%         33.21%         52.48%         50.44%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
(4)  Class commenced operations on September 29, 2003.
(5)  Class A total return does not include the one-time front-end sales charge.
*    Annualized





================================================================================
                                  accessor 80

================================================================================
                                FINANCIAL HIGHLIGHTS

INCOME & GROWTH ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE PERIOD/YEAR ENDED 12/31
A CLASS SHARES                                          2006         2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.56     $  15.37     $  14.83     $  14.33

   Net investment income (loss)(1)                        0.52         0.40         0.37         0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.68         0.20         0.52         0.57
                                                      ----------------------------------------------------------------
Total from investment operations                          1.20         0.60         0.89         0.64

   Distributions from net investment income              (0.50)       (0.40)       (0.33)       (0.08)
   Distributions from capital gains                      (0.01)       (0.01)       (0.02)       (0.06)
   Distributions in excess of capital gains                  -            -            -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.51)       (0.41)       (0.35)       (0.14)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.25     $  15.56     $  15.37     $  14.83
======================================================================================================================
TOTAL RETURN(2,5)                                         7.96%        3.94%        6.05%        4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,787     $  3,437     $  2,332     $     47
   Ratio of gross expenses to average net assets          0.59%        0.63%        0.68%        1.25%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.55%        0.45%*
   Ratio of net investment income (loss)                                                              %
     (excluding expenses paid directly by the
     manager) to average net assets                       3.14%        2.54%        2.23%        1.82*
   Ratio of net investment income to average
     net assets                                           3.18%        2.62%        2.36%        2.61%*
Portfolio turnover rate                                  19.31%       11.49%       19.76%       26.08%
======================================================================================================================
                                                                FOR THE PERIOD/YEAR ENDED 12/31
C CLASS SHARES                                          2006         2005         2004         2003         2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.52     $  15.33     $  14.81     $  13.48     $    13.47

   Net investment income (loss)(1)                        0.40         0.30         0.27         0.27              -
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.70         0.20         0.51         1.37           0.01
                                                      ----------------------------------------------------------------
Total from investment operations                          1.10         0.50         0.78         1.64           0.01

   Distributions from net investment income              (0.40)       (0.30)       (0.24)       (0.25)             -
   Distributions from capital gains                      (0.01)       (0.01)       (0.02)       (0.06)             -
   Distributions in excess of capital gains                  -            -           -             -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.41)       (0.31)       (0.26)       (0.31)             -
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.21     $  15.52     $  15.33     $  14.81     $    13.48
======================================================================================================================
TOTAL RETURN(2)                                           7.22%        3.29%        5.32%       12.42%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 10,376     $  8,856     $  6,755     $  1,221     $        1
   Ratio of gross expenses to average net assets          1.27%        1.28%        1.33%        1.30%          0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%        1.20%        1.10%          0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.44%        1.86%        1.66%        1.73%          0.00%*
   Ratio of net investment income to average
     net assets                                           2.51%        1.94%        1.79%        1.93%          0.00%*
Portfolio turnover rate                                  19.31%       11.49%       19.76%       26.08%         24.38%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
*     Annualized





================================================================================
                                  accessor 81

================================================================================
                                FINANCIAL HIGHLIGHTS

BALANCED ALLOCATION FUND




The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




--------------------------------------------------------------------------------

                                                        FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                          2006         2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.88     $  15.37     $  14.39     $  13.56

   Net investment income (loss)(1)                        0.39         0.30         0.29         0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         0.51         0.94         0.86
                                                      ----------------------------------------------------------------
Total from investment operations                          1.64         0.81         1.23         0.93

   Distributions from net investment income              (0.39)       (0.30)       (0.25)       (0.07)
   Distributions from capital gains                      (0.00)(6)        -         0.00(6)     (0.03)
   Distributions in excess of capital gains                  -            -            -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.39)       (0.30)       (0.25)       (0.10)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.13     $  15.88     $  15.37     $  14.39
======================================================================================================================
TOTAL RETURN(2,5)                                        10.45%        5.37%        8.69%        6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 10,820     $  6,450     $  4,416     $    276
   Ratio of gross expenses to average net assets          0.58%        0.57%        0.61%        0.97%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.55%        0.46%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.38%        1.95%        1.95%        2.79%*
   Ratio of net investment income to average
     net assets                                           2.41%        1.97%        2.01%        3.30%*
   Portfolio turnover rate                               13.27%        3.20%       20.59%       19.58%
======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2006         2005         2004         2003         2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.86     $  15.36     $  14.38     $  12.37     $    12.36

   Net investment income (loss)(1)                        0.28         0.20         0.17         0.20              -
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         0.51         0.97         2.05           0.01
                                                      ----------------------------------------------------------------
Total from investment operations                          1.53         0.71         1.14         2.25           0.01

   Distributions from net investment income              (0.28)       (0.21)       (0.16)       (0.21)             -
   Distributions from capital gains                      (0.00(6)         -         0.00(6)     (0.03)             -
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.28)       (0.21)       (0.16)       (0.24)             -
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.11     $  15.86     $  15.36     $  14.38     $    12.37
======================================================================================================================
TOTAL RETURN(2)                                           9.75%        4.64%        8.01%       18.33%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 21,272     $ 16,448     $ 11,900     $  5,192     $        1
   Ratio of gross expenses to average net assets          1.22%        1.22%        1.26%        1.23%          0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%        1.20%        1.10%          0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       1.69%        1.28%        1.14%        1.37%          0.00%*
   Ratio of net investment income to average
     net assets                                           1.71%        1.30%        1.20%        1.50%          0.00%*
   Portfolio turnover rate                               13.27%        3.20%       20.59%       19.58%         21.72%


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share
*     Annualized



================================================================================
                                  accessor 82

================================================================================
                                FINANCIAL HIGHLIGHTS

GROWTH & INCOME ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                           2006           2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.93    $     15.29    $     14.13    $     13.16

   Net investment income (loss)(1)                          0.34           0.26           0.25           0.07
   Net realized and unrealized gain (loss) on
      investments(1)                                        1.48           0.65           1.14           0.99
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.82           0.91           1.39           1.06

   Distributions from net investment income                (0.31)         (0.26)         (0.21)         (0.06)
   Distributions from capital gains                        (0.00)(6)      (0.01)         (0.02)         (0.03)
   Distributions in excess of capital gains                    -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.31)         (0.27)         (0.23)         (0.09)
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.44    $     15.93    $     15.29    $     14.13
==============================================================================================================================
TOTAL RETURN(2,5)                                          11.56%          5.97%          9.93%          8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    20,836    $    20,121    $    10,961    $       390
   Ratio of gross expenses to average net assets            0.56%          0.55%          0.60%          0.97%*
   Ratio of net expenses to average net assets              0.55%          0.55%          0.55%          0.45%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        1.92%          1.70%          1.61%          2.33%*
   Ratio of net investment income to average
      net assets                                            1.93%          1.70%          1.67%          2.85%*
Portfolio turnover rate                                    14.32%          1.95%         12.74%         19.56%
==============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                           2006           2005           2004           2003           2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.91    $     15.27    $     14.13    $     11.86    $     11.84

   Net investment income (loss)(1)                          0.22           0.16           0.14           0.17              -
   Net realized and unrealized gain (loss) on
      investments(1)                                        1.50           0.65           1.15           2.30           0.02
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.72           0.81           1.29           2.47           0.02

   Distributions from net investment income                (0.21)         (0.16)         (0.13)         (0.17)             -
   Distributions from capital gains                        (0.00)(6)      (0.01)         (0.02)         (0.03)             -
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.21)         (0.17)         (0.15)         (0.20)             -
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.42    $     15.91    $     15.27    $     14.13    $     11.86
==============================================================================================================================
TOTAL RETURN(2)                                            10.88%          5.32%          9.12%         20.95%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    48,233    $    37,020    $    23,072    $     8,012    $         1
   Ratio of gross expenses to average net assets            1.22%          1.20%          1.25%          1.23%          0.00%*
   Ratio of net expenses to average net assets              1.20%          1.20%          1.20%          1.10%          0.00%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        1.24%          1.03%          0.92%          1.18%          0.00%*
   Ratio of net investment income to average
      net assets                                            1.26%          1.03%          0.97%          1.31%          0.00%*
   Portfolio turnover rate                                 14.32%          1.95%         12.74%         19.56%         32.07%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share.
*     Annualized



================================================================================
                                  accessor 83

================================================================================
                                FINANCIAL HIGHLIGHTS

GROWTH ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD 12/31
A CLASS SHARES                                         2006          2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.13     $    15.17     $    13.62     $    12.35
   Net investment income (loss)(1)                       0.16           0.15           0.15           0.05
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.06           0.95           1.53           1.27
                                                   ------------------------------------------------------------------------
Total from investment operations                         2.22           1.10           1.68           1.32

   Distributions from net investment income             (0.16)         (0.14)         (0.13)         (0.05)
   Distributions from capital gains                         -              -              -               -
   Distributions in excess of capital gains                 -              -              -               -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.16)         (0.14)         (0.13)         (0.05)
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.19     $    16.13     $    15.17     $    13.62
===========================================================================================================================
TOTAL RETURN(2,5)                                       13.85%          7.32%         12.43%         10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   21,064     $   20,159     $   11,388     $    2,136
   Ratio of gross expenses to average net assets         0.57%          0.55%          0.60%          0.94%*
   Ratio of net expenses to average net assets           0.55%          0.55%          0.55%          0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.97%          0.96%          0.98%          1.41%*
   Ratio of net investment income to average
     net assets                                          0.99%          0.96%          1.04%          1.90%*
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%
===========================================================================================================================
                                                                FOR THE YEAR/PERIOD 12/31
C CLASS SHARES                                         2006          2005           2004           2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    16.07     $    15.12     $    13.59     $    10.80     $    10.77

   Net investment income (loss)(1)                       0.06           0.05           0.06           0.13              -
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.05           0.95           1.52           2.77           0.03
                                                   ------------------------------------------------------------------------
Total from investment operations                         2.11           1.00           1.58           2.90           0.03

   Distributions from net investment income             (0.06)         (0.05)         (0.05)         (0.11)             -
   Distributions from capital gains                         -              -              -              -              -
   Distributions in excess of capital gains                 -              -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.06)         (0.05)         (0.05)         (0.11)             -
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.12     $    16.07     $    15.12     $    13.59     $    10.80
===========================================================================================================================
TOTAL RETURN(2)                                         13.15%          6.64%         11.67%         27.04%          0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   38,013     $   26,399     $   15,330     $    5,095     $        1
   Ratio of gross expenses to average net assets         1.22%          1.19%          1.25%          1.22%          0.00%*
   Ratio of net expenses to average net assets           1.20%          1.19%          1.20%          1.10%          0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.34%          0.31%          0.34%          0.97%          0.00%*
   Ratio of net investment income to average
     net assets                                          0.36%          0.31%          0.39%          1.09%          0.00%*
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%          9.59%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
*     Annualized





================================================================================
                                  accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS

AGGRESSIVE GROWTH ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                        2006          2005          2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   16.17     $   14.92     $   13.07     $   11.66

   Net investment income (loss)(1)                      0.03          0.01          0.03          0.02
   Net realized and unrealized gain (loss)
     on investments(1)                                  2.49          1.25          1.83          1.40
                                                   ---------------------------------------------------------------------
Total from investment operations                        2.52          1.26          1.86          1.42

   Distributions from net investment income            (0.03)        (0.01)        (0.01)        (0.01)
   Distributions from capital gains                        -             -             -             -
   Distributions in excess of capital gains                -             -             -             -
                                                   ---------------------------------------------------------------------
Total distributions                                    (0.03)        (0.01)        (0.01)        (0.01)
                                                   ---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $   18.66     $   16.17     $   14.92     $   13.07
========================================================================================================================
TOTAL RETURN(2,5)                                      15.56%         8.46%        14.23%        12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   9,032     $   5,589     $   2,375     $     191
   Ratio of gross expenses to average net assets        0.61%         0.59%         0.65%         1.06%*
   Ratio of net expenses to average net assets          0.55%         0.55%         0.55%         0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                     0.12%         0.03%         0.13%         0.71%*
   Ratio of net investment income to average
     net assets                                         0.18%         0.06%         0.23%         1.32%*
Portfolio turnover rate                                10.73%         2.01%         3.61%         7.27%
========================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                       2006          2005           2004          2003           2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $   15.89     $   14.74     $   13.00     $   10.04       $   10.01

   Net investment income (loss)(1)                     (0.08)        (0.09)        (0.07)        (0.04)              -
   Net realized and unrealized gain (loss)
     on investments(1)                                  2.43          1.24          1.81          3.00            0.03
                                                   ---------------------------------------------------------------------
Total from investment operations                        2.35          1.15          1.74          2.96            0.03

   Distributions from net investment income                -             -             -             -               -
   Distributions from capital gains                        -             -             -             -               -
   Distributions in excess of capital gains                -             -             -             -               -
                                                   ---------------------------------------------------------------------
Total distributions                                        -             -             -             -               -
                                                   ---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $   18.24     $   15.89     $   14.74     $   13.00       $   10.04
========================================================================================================================
TOTAL RETURN(2)                                        14.79%         7.80%        13.38%        29.48%           0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   7,966     $   5,399     $   3,474     $     483       $       1
   Ratio of gross expenses to average net assets        1.25%         1.24%         1.30%         1.26%           0.00%*
   Ratio of net expenses to average net assets          1.20%         1.20%         1.20%         1.10%           0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                    (0.55)%       (0.64)%       (0.61)%       (0.52)%          0.00%*
   Ratio of net investment income (loss) to
     average net assets                                (0.50)%       (0.61)%       (0.50)%       (0.37)%          0.00%*
Portfolio turnover rate                                10.73%         2.01%         3.61%         7.27%           8.11%


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share
*     Annualized



================================================================================
                                  accessor 85

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.



As of December 31, 2006, there were 310 companies in the Growth Index and 349 companies in the Value Index.








                                   accessor 78

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================




================================================================================
                                  accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


As of December 31, 2006, the MSCI + EM Index consisted of 1,959 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.70%, Austria 0.52%, Belgium 1.05%, Denmark 0.69%, Finland 1.21%, France 8.50%, Germany 6.27%, Greece 0.54%, Hong Kong 1.50%, Ireland 0.74%, Italy 3.27%, Japan 19.01%, Netherlands 2.85%, New Zealand 0.13%, Norway 0.78%, Portugal 0.29%, Singapore 0.80%, Spain 3.42%, Sweden 2.19%, Switzerland 5.80%, United Kingdom 19.97%.

Emerging Markets: Argentina 0.13%, Brazil 1.66%, Chile 0.24%, China 1.86%, Colombia 0.05%, Czech Republic 0.12%, Egypt 0.13%, Hungary 0.17%, India 1.02%, Indonesia 0.26%, Israel 0.36%, Jordan 0.02%, Korea 2.44%, Malaysia 0.41%, Mexico 0.97%, Morocco 0.04%, Pakistan 0.03%, Peru 0.07%, Philippines 0.08%, Poland 0.27%, Russia 1.67%, South Africa 1.31%, Taiwan 1.98%, Thailand 0.23%, Turkey 0.23%.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2006, the value of the MSCI EAFE + EM Index was 331.04.


--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |


The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 15 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.



================================================================================
                                  accessor 80

================================================================================
                                   APPENDIX A


The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|



The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------












================================================================================

                                   accessor 89

                                   Appendix B

[graphic] Accessor Strategic Alternatives Fund Details

Investment Objective The Accessor Strategic Alternatives Fund (the "Fund") seeks to provide long term capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies The Fund seeks to achieve its objective by investing at least 80% of its assets in asset classes that exhibit low historical correlations with global stock and bond markets. For purposes of this policy, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government sponsored enterprises that are held for the purpose of "covering" the Fund's obligations under other investments will be counted toward the 80%, if the investments for which they are held as coverage exhibit low historical correlations with global stock and bond markets. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. To achieve its objective, the Fund will invest primarily in alternative asset classes (such as real estate, a variety of commodity-related securities and currencies) that historically have had a low correlation to traditional asset classes (such as stocks, bonds and money market securities).

The Fund will seek exposure to alternative asset classes by investing in structured notes, exchanged traded notes (ETNs), exchange traded funds (ETFs), mutual funds, and closed-end funds (ETFs, mutual funds and closed-end funds are referred to as "underlying funds"). The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps.

The Fund's manager, Accessor Capital Management LP ("Accessor" or "Money Manager") utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio will be more actively managed and may add additional assets that are not part of the core portfolio, as discussed below.

The core portfolio will consist generally of investments that provide exposure to the commodity markets through such instruments as structured notes, ETFs, ETNs and commodities futures contracts relating to such instruments, and exposure to the currency markets through such instruments as structured notes, ETFs, ETNs and currency options and forwards relating to such instruments and investments in underlying funds that (i) invest in domestic and international real estates including real estate investment trusts ("REITs"), (ii) seek to track a broad U.S. real estate benchmark, and (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but the Money Manager anticipates that the core portfolio will typically comprise approximately 75% of the Fund.

The remainder (or satellite portfolio) of the Fund will be allocated among other alternative asset classes not included in the core portfolio. These asset classes may include emerging markets debt, international sovereign bonds and bank loans. However, the Money Manager may invest in any other non-traditional asset class that the Money Manager believes may provide returns that have weak correlation to traditional asset classes.

The Fund will invest directly in fixed income securities rated investment grade. However, underlying funds in which the Fund invests may themselves invest in underlying investments rated below investment grade.

At the Money Manager's discretion, the Fund may invest a substantial portion of its assets in cash, cash equivalents, high quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, political or economic conditions.

The Money Manager uses a combination of techniques and strategies to achieve the Fund's investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes the following four broad factors: Valuation, Growth, Macroeconomic Conditions, and Sentiment.

Valuation: This broad factor includes several sub-components that focus on relative market valuations using common metrics such as forward P/E (price to earnings ratio), earnings spreads, and yields. The Money Manager believes that capital markets have efficient characteristics, meaning that market participants receive and act on all information as soon as it is available. However, the value of certain asset classes may become disproportionately attractive to the general market and this might present an opportunity to take advantage of these perceived mispricings of assets in order to achieve the Fund's investment objective. In the Money Manager's opinion, valuation may help indicate how various asset classes perform over time relative to the broad securities market.

Growth: The second broad factor reviews the growth of corporate earnings and cash flows using metrics such as analyst estimate revisions, positive and negative earning surprises, and year-over-year revenue and earnings growths. The growth or decline of corporate earnings and cash flow can have widespread ramifications on global capital markets. The Money Manager believes that these fundamental changes in corporate financials may create unique opportunities to take advantage of long term trends in order to achieve the Fund's investment objective.

Macroeconomic Conditions: The third broad factor is used for determining the long-term trends of the various asset classes in which the Fund invests. Macroeconomic data plays a significant role in the management of the Fund and includes items such as forecasted Gross Domestic Product (GDP) growth, leading indicators, inflation, trade balance/currency strength, monetary policy expectation and housing market. Overall, the Fund attempts to realize the investment objective by optimally positioning the portfolio in order to take advantage of long-term macroeconomic trends.

Sentiment: This last factor is used to track market momentum. This factor considers several items such as moving averages, investor sentiment polls, fund flows, Fed funds futures contracts and credit default swap spreads.

In addition to the above-mentioned factors, the Fund's allocations are reviewed by Accessor's Investment Policy Committee, which provides overall guidance on the Fund's strategy. However, the Fund is subject to daily movements and the portfolio managers may deviate from the general strategy in order to meet the Fund's investment objective and maintain liquidity.
Accessor may seek to protect a position or positions within the Fund's portfolio through hedging techniques such as covered calls or through the use of swaps. These techniques are used primarily for managing the risk of specific positions and not for the purpose of speculation.

Principal Investment Risks The Fund's share price will fluctuate. You could lose money on your investment in the Fund, just as you could with other investments. The principal risks of investing in the Fund and the risks of underlying funds in which the Fund invests are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 12.

Principal Risks of Investing in the Fund

Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Allocation Risk. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

Asset Class Risk. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

Government Sponsored Enterprises (GSEs) Risk. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

Structured Note Risk. The Fund intends to invest in commodity-linked structured notes (which would be linked to a basket of commodities such as precious metals, energy or agricultural products, among others) and financial-linked structured notes (which would be linked to a basket of currencies or interest rate futures) to a significant extent. A highly liquid secondary market may not exist for the commodity- and financial-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity- and financial-linked structured notes it holds at an acceptable price or accurately value them.

Real Estate Risk. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.

Counterparty Credit Risk. Commodity and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Inflation Risk. Over time, the real value of your investment in the Fund may be eroded by inflation.

U.S. Government Securities Risk. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Land Banks, Fannie Mae, Freddie Mac and other similar agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Liquidity Risk. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance. The Fund may invest up to 15% of its net assets in illiquid securities.

Non-Diversified Risk. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

Principal Risks of the Fund's Investments in Underlying Funds

Bank Loan Risk. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose credit worthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, an underlying fund bears a substantial risk of losing the entire amount invested. If an underlying fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Corporate loans in which the underlying fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission
(SEC) or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

Commodity Risk. An underlying fund's investments in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. An underlying fund's ability to invest in commodity-related investments may be limited by tax considerations.

Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Derivatives Risk. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the underlying fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the underlying funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Interest Rate Risk. When interest rates rise, the prices of fixed income securities in the underlying funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolio will generally rise.

International Fixed Income Securities Risk. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit worthiness of individual issuers, including governments and their agencies. Generally, the fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the underlying funds.

The foreign sovereign debt securities and "Brady Bonds" that the underlying funds purchase involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Prepayment and Extension Risk. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the underlying funds' yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthen the maturities of the affected securities, making them more sensitive to interest rate changes and the underlying funds' NAV more volatile.

REITs Risk. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.















----------------------------------
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government agency.


-------------------------------------------------------------------------------
Security Types

ETFs. ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

Holding Company Depository Receipts (HOLDRs). HOLDRs are securities that represent ownership in the common stock or American Depository Receipts (ADRs) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

Investment Companies. A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and Unit Investment Trusts (UITs) are the three types of investment companies.

Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities, which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

Structured Notes. A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Fund's investment in commodities will be effected primarily through the purchase of a levered structured note. However, it is not the intent to provide levered exposure to the commodities market. The Money Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the broad commodity markets and will be managed for the exposure to the commodity market. For example, if the Fund were to hold a structured note with 3x exposure to a specified commodity index and the Money Manager hoped to achieve $15 million in exposure, the Money Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

The following describes some of security types in which the Fund's underlying funds may invest.

Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

High Yield Corporate Debt Securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds," are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

Money Market Securities. Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

Options, Futures, Swaps and Other Derivatives. The Fund and the underlying funds may use techniques such as buying and selling options or futures contracts in an attempt to change their exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolio.

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com




SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549-0102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov




You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 90

--------------------------------------------------------------------------------
                              ACCESSOR FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 30, 2008
                                     TO THE
               INVESTOR CLASS SHARES PROSPECTUS DATED APRIL 30, 2007
--------------------------------------------------------------------------------
      This supplement provides new and additional information beyond that contained in the prospectus, and should be read in conjunction with such prospectus. Capitalized terms not defined herein should have the meanings set forth in the prospectus.

--------------------------------------------------------------------------------
           [LOGO] ACCESSOR

--------------------------------------------------------------------------------

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

The third paragraph on page 3 of the Prospectus is restated in its entirety, as follows:

     Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of the Underlying Funds and the Accessor Strategic Alternatives Fund, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus, and the Accessor Strategic Alternatives Fund, which is offered through a separate prospectus (see Appendix B for a more complete description of this Fund). You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

                                     *****
Changes to the Allocation Funds
-------------------------------

Accessor Capital has made changes to the investment options and the ranges of the Allocation Funds, which are set out on pages 22, 24, 27, 30, 33 and 36 of the Prospectus. In the Details section for each Allocation Fund, the Principal Investment Strategy & Goal and the new ranges for each Allocation Fund are restated in their entirety.

INCOME ALLOCATION FUND
-----------------------

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Fixed-Income Underlying Funds and the money market Underlying Fund, and may invest in a limited amount of the four Equity Underlying Funds and the Accessor Strategic Alternatives Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 88% and 12%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

--------------------------------------------------------------------------------
                                                         ASSET ALLOCATION
ACCESSOR FUNDS                                          RANGE           TARGET
                                                  MINIMUM   MAXIMUM   ALLOCATION
--------------------------------------------------------------------------------
Underlying Equity Funds -                         0.0%        10.0%        0.0%
Advisor Class Shares
         Growth                                   0.0%         5.0%        0.0%
         Value                                    0.0%         5.0%        0.0%
         Small to Mid Cap                         0.0%         5.0%        0.0%
         International Equity                     0.0%         5.0%        0.0%

Underlying Fixed-Income Funds -                  50.0%        95.0%       88.0%
Advisor Class Shares
         High Yield Bond                         10.0%        40.0%       20.0%
         Intermediate Fixed-Income               10.0%        50.0%       25.0%
         Short-Intermediate Fixed-Income         10.0%        50.0%       18.0%
         Mortgage Securities                     10.0%        50.0%       25.0%

Stragetic Alternatives*                           0.0%        10.0%        0.0%
         Strategic Alternatives                   0.0%        10.0%        0.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              5.0%        40.0%       12.0%

         U.S. Government Money***                 5.0%        40.0%       12.0%

--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------


INCOME & GROWTH ALLOCATION FUND DETAILS
---------------------------------------


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 29.0%, 58.0%, 5.0% and 8.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                                       ASSET ALLOCATION
                                                    Range               Target
Accessor Funds                               Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           20.0%        40.0%        29.0%

         Growth                                 0.0%        20.0%         7.0%
         Value                                  0.0%        20.0%         7.0%
         Small to Mid Cap                       0.0%        10.0%         3.5%
         International Equity                   5.0%        20.0%        11.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                           25.0%        80.0%        58.0%

         High Yield Bond                        5.0%        30.0%        13.0%
         Intermediate Fixed-Income              5.0%        40.0%        16.5%
         Short-Intermediate Fixed-Income        5.0%        40.0%        11.8%
         Mortgage Securities                    5.0%        40.0%        16.8%

Stragetic Alternatives*                         0.0%        10.0%
         Strategic Alternatives                 0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                            0.0%        35.0%         8.0%

         U.S. Government Money***               0.0%        35.0%         8.0%

--------------------------------------------------------------------------------
*The Accessor Strategic Alternatives Fund is offered through a separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

BALANCED ALLOCATION FUND
------------------------

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the allocation between the asset classes was approximately 47.5%, 41.8%, 5.0% and 5.8%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in Equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                 ASSET ALLOCATION

                                                      Range             Target
Accessor Funds                                 Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             40.0%        60.0%        47.5%

         Growth                                   5.0%        25.0%        11.5%
         Value                                    5.0%        25.0%        11.5%
         Small to Mid Cap                         0.0%         3.0%         6.0%
         International Equity                    10.0%        15.0%        18.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                             25.0%        60.0%        41.8%

         High Yield Bond                          0.0%        25.0%         9.5%
         Intermediate Fixed-Income                0.0%        15.0%        11.8%
         Short-Intermediate Fixed-Income          0.0%        15.0%         8.5%
         Mortgage Securities                      0.0%        15.0%        12.0%

Stragetic Alternatives*                           0.0%        10.0%
         Strategic Alternatives                   0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              0.0%        25.0%         5.8%

         U.S. Government Money***                 0.0%        25.0%         5.8%

-------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

GROWTH & INCOME ALLOCATION FUND
-------------------------------

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 57.0%, 33.0%, 5.0% and 5.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION
                                                          Range          Target
Accessor Funds                                    Minimum   Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                                50.0%     70.0%   57.0%

         Growth                                     10.0%     30.0%   13.8%
         Value                                      10.0%     30.0%   13.8%
         Small to Mid Cap                            0.0%     20.0%    6.8%
         International Equity                       12.5%     35.0%   22.8%

Underlying Fixed-Income Funds -
Advisor Class Shares                                10.0%     50.0%   33.0%

         High Yield Bond                             0.0%     20.0%    7.5%
         Intermediate Fixed-Income                   0.0%     25.0%    9.5%
         Short-Intermediate Fixed-Income             0.0%     25.0%    6.5%
         Mortgage Securities                         0.0%     25.0%    9.5%

Stragetic Alternatives*                              0.0%     10.0%
         Strategic Alternatives                      0.0%     10.0%    5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                                 0.0%     20.0%    5.0%

         U.S. Government Money***                    0.0%     20.0%    5.0%

--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

GROWTH ALLOCATION FUND
-----------------------

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Equity Underlying Funds, the four Fixed-Income Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund. As of January 30, 2008, the target allocation between the asset classes was approximately 76.0%, 16.8%, 5.0% and 2.3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                                      ASSET ALLOCATION
                                                    Range             Target
Accessor Funds                               Minimum      Maximum   Allocation
-------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           70.0%        90.0%        76.0%

         Growth                                10.0%        40.0%        18.3%
         Value                                 10.0%        40.0%        18.3%
         Small to Mid Cap                       0.0%        25.0%         9.0%
         International Equity                  20.0%        45.0%        30.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                            0.0%        30.0%        16.8%

         High Yield Bond                        0.0%        15.0%         3.8%
         Intermediate Fixed-Income              0.0%        15.0%         4.8%
         Short-Intermediate Fixed-Income        0.0%        15.0%         3.5%
         Mortgage Securities                    0.0%        15.0%         4.8%

Stragetic Alternatives*                         0.0%        10.0%
         Strategic Alternatives                 0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                            0.0%        15.0%         2.3%

         U.S. Government Money***               0.0%        15.0%         2.3%


--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH ALLOCATION FUND
----------------------------------

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the Accessor Strategic Alternatives Fund and the money market Underlying Fund and may invest in a limited amount of the four Underlying Fixed-Income Funds. As of January 30, 2008, the target allocation between the asset classes was approximately 94.0%, 5.0% and 1.0%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                                    ASSET ALLOCATION
                                                       Range            Target
Accessor Funds                                 Minimum      Maximum   Allocation
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             85.0%       100.0%        94.0%

         Growth                                  10.0%        40.0%        22.5%
         Value                                   10.0%        40.0%        22.5%
         Small to Mid Cap                         5.0%        25.0%        11.5%
         International Equity                    25.0%        50.0%        37.5%

Underlying Fixed-Income Funds -
Advisor Class Shares                              0.0%        15.0%         0.0%

         High Yield Bond                          0.0%        10.0%         0.0%
         Intermediate Fixed-Income                0.0%         5.0%         0.0%
         Short-Intermediate Fixed-Income          0.0%         5.0%         0.0%
         Mortgage Securities                      0.0%         5.0%         0.0%

Stragetic Alternatives*                           0.0%        10.0%
         Strategic Alternatives                   0.0%        10.0%         5.0%

Underlying Money Market Fund/Cash** -
Advisor Class Shares                              0.0%         5.0%         1.0%

         U.S. Government Money***                 0.0%         5.0%         1.0%

--------------------------------------------------------------------------------
* The  Accessor  Strategic  Alternatives  Fund is  offered  through  a  separate prospectus. See Appendix B for a more detailed description of this Fund, including investment strategy and principal risks.
**Includes investments in repurchase agreements collateralized by U.S. government or agency securities and short-term cash.
***Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

                                     *****

Changes in Principal Investment Risks for the Allocation Funds
--------------------------------------------------------------

In the Detail section of each Allocation Fund, except the Income Allocation Fund, the following principal risk of investing in the Allocation Fund is restated in its entirety:

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds and the Accessor Strategic Allocation Fund.

In the Detail section of each Allocation Fund, except the Income Allocation Fund, the following risks of the Accessor Strategic Alternative Fund are added:

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

                                     *****

Changes to Fund Expenses
-------------------------

In the Fund Expense Tables, the expenses for the Allocation Funds are restated to reflect revised estimated expenses as follows:

                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH       BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION


Management Fees(4)                                      0.10%           0.10%      0.10%        0.10%        0.10%        0.10%
Distribution & Service (12b-1)Fees                      0.25%           0.25%      0.25%        0.25%        0.25%        0.25%
Other Expenses(7)                                       0.56%           0.41%      0.33%        0.33%        0.32%        0.35%
Acquired Funds Fees and Expenses (8)                    0.82%           0.93%      0.99%        1.02%        1.09%        1.14%
                                                        --------------------------------------------------------------------------
Total Annual Fund Operating Expense                     1.73%           1.69%      1.67%        1.70%        1.76%        1.84%



--------------------------------------------------------------------------------
(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.
(7) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE ALLOCATION FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.
(8) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND. IF HISTORICAL FEES AND EXPENSES HAD BEEN USED, THE ACQUIRED FUNDS FEES AND EXPENSES FOR THE ALLOCATION FUNDS WOULD HAVE BEEN 0.64%, 0.83%, 0.95%, 1.00%, 1.11%, 1.16% RESPECTIVELY.


Changes to Expense Example
--------------------------

The Expense Example for the Investor Class Shares of the Allocation Funds are restated to reflect revised estimated expenses as follows:


The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the
Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                ONE YEAR        THREE YEARS     FIVE YEARS      TEN YEARS


ALLOCATION FUNDS (1)
Income Allocation                               $182            $ 562           $ 968           $2,100
Income & Growth Allocation                       177              550             946            2,056
Balanced Allocation                              175              543             936            2,033
Growth & Income Allocation                       179              553             952            2,067
Growth Allocation                                185              572             984            2,133
Aggressive Growth Allocation                     193              598           1,027            2,222




--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS AND THE STRATEGIC ALTERNATIVES FUND.
--------------------------------------------------------------------------------

                                     *****

Changes to Summary of Principal Risks Table
--------------------------------------------

The table summarizing principal risks for the Allocation Funds is restated in its entirety as follows:

--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH



Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Commodity Risk                         -           ( )          ( )          ( )           ( )         ( )
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Counterparty Risk                      -           ( )          ( )          ( )           ( )         ( )
Credit Risk                            |)          |)           |)           ( )           ( )         -
ETF & ETN Risk                         -           ( )          ( )          ( )           ( )         ( )
Foreign Exposure                       -           ( )          ( )          |)            |)          o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                             o          o            |)           |)           ( )         -
Lower Rated Debt Securities            ( )         ( )          |)           |)            |)          -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Short Sales Risk                       -           ( )          ( )          ( )           |}          |}
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o

--------------------------------------------------------------------------------
Key:             -    n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

                                     *****

Changes to Management, Organization and Capital Structure
---------------------------------------------------------

The section regarding Accessor Capital Management LP in Management, Organization and Capital Structure is restated in its entirety as follows:

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
-------------------------------------------- |

MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994 and the Allocation Funds since December 27, 2000. Accessor Capital was founded in 1991 and has approximately $2.99 billion in assets under management as of December 31, 2006.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund, the Allocation Funds and the Accessor Strategic Alternatives Fund. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Senior Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management of the investment department and as the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Yeung has been with Accessor Capital as the Senior Investment Officer since December 2006 and as a member of the Investment Committee since January 2007. He is primarily responsible for oversight and management and monitoring of the underlying Accessor Funds and the sub-advisers, as well as conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an institutional investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Yeung received his MBA degree with concentrations in Analytic Finance and Accounting from the University of Chicago.

Mr.  Rowader  has been with  Accessor  Capital  since  February  2007,  first as
Investment Officer and member of the Investment Committee and from December 2007, as Senior Investment Officer. Mr. Rowader is primarily responsible for the day-to-day management and investment decisions for Allocation Funds and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He is primarily responsible for the day-to-day management and investment decisions for the U.S. Government Fund, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

                                     *****

Appendix B is added in its entirety as follows:

                                   Appendix B

[graphic] Accessor Strategic Alternatives Fund Details

Investment Objective The Accessor Strategic Alternatives Fund (the "Fund") seeks to provide long term capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies The Fund seeks to achieve its objective by investing at least 80% of its assets in asset classes that exhibit low historical correlations with global stock and bond markets. For purposes of this policy, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government sponsored enterprises that are held for the purpose of "covering" the Fund's obligations under other investments will be counted toward the 80%, if the investments for which they are held as coverage exhibit low historical correlations with global stock and bond markets. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. To achieve its objective, the Fund will invest primarily in alternative asset classes (such as real estate, a variety of commodity-related securities and currencies) that historically have had a low correlation to traditional asset classes (such as stocks, bonds and money market securities).

The Fund will seek exposure to alternative asset classes by investing in structured notes, exchanged traded notes (ETNs), exchange traded funds (ETFs), mutual funds, and closed-end funds (ETFs, mutual funds and closed-end funds are referred to as "underlying funds"). The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps.

The Fund's manager, Accessor Capital Management LP ("Accessor" or "Money Manager") utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio will be more actively managed and may add additional assets that are not part of the core portfolio, as discussed below.

The core portfolio will consist generally of investments that provide exposure to the commodity markets through such instruments as structured notes, ETFs, ETNs and commodities futures contracts relating to such instruments, and exposure to the currency markets through such instruments as structured notes, ETFs, ETNs and currency options and forwards relating to such instruments and investments in underlying funds that (i) invest in domestic and international real estates including real estate investment trusts ("REITs"), (ii) seek to track a broad U.S. real estate benchmark, and (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but the Money Manager anticipates that the core portfolio will typically comprise approximately 75% of the Fund.

The remainder (or satellite portfolio) of the Fund will be allocated among other alternative asset classes not included in the core portfolio. These asset classes may include emerging markets debt, international sovereign bonds and bank loans. However, the Money Manager may invest in any other non-traditional asset class that the Money Manager believes may provide returns that have weak correlation to traditional asset classes.

The Fund will invest directly in fixed income securities rated investment grade. However, underlying funds in which the Fund invests may themselves invest in underlying investments rated below investment grade.

At the Money Manager's discretion, the Fund may invest a substantial portion of its assets in cash, cash equivalents, high quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, political or economic conditions.

The Money Manager uses a combination of techniques and strategies to achieve the Fund's investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes the following four broad factors: Valuation, Growth, Macroeconomic Conditions, and Sentiment.

Valuation: This broad factor includes several sub-components that focus on relative market valuations using common metrics such as forward P/E (price to earnings ratio), earnings spreads, and yields. The Money Manager believes that capital markets have efficient characteristics, meaning that market participants receive and act on all information as soon as it is available. However, the value of certain asset classes may become disproportionately attractive to the general market and this might present an opportunity to take advantage of these perceived mispricings of assets in order to achieve the Fund's investment objective. In the Money Manager's opinion, valuation may help indicate how various asset classes perform over time relative to the broad securities market.

Growth: The second broad factor reviews the growth of corporate earnings and cash flows using metrics such as analyst estimate revisions, positive and negative earning surprises, and year-over-year revenue and earnings growths. The growth or decline of corporate earnings and cash flow can have widespread ramifications on global capital markets. The Money Manager believes that these fundamental changes in corporate financials may create unique opportunities to take advantage of long term trends in order to achieve the Fund's investment objective.

Macroeconomic Conditions: The third broad factor is used for determining the long-term trends of the various asset classes in which the Fund invests. Macroeconomic data plays a significant role in the management of the Fund and includes items such as forecasted Gross Domestic Product (GDP) growth, leading indicators, inflation, trade balance/currency strength, monetary policy expectation and housing market. Overall, the Fund attempts to realize the investment objective by optimally positioning the portfolio in order to take advantage of long-term macroeconomic trends.

Sentiment: This last factor is used to track market momentum. This factor considers several items such as moving averages, investor sentiment polls, fund flows, Fed funds futures contracts and credit default swap spreads.

In addition to the above-mentioned factors, the Fund's allocations are reviewed by Accessor's Investment Policy Committee, which provides overall guidance on the Fund's strategy. However, the Fund is subject to daily movements and the portfolio managers may deviate from the general strategy in order to meet the Fund's investment objective and maintain liquidity.
Accessor may seek to protect a position or positions within the Fund's portfolio through hedging techniques such as covered calls or through the use of swaps. These techniques are used primarily for managing the risk of specific positions and not for the purpose of speculation.

Principal Investment Risks The Fund's share price will fluctuate. You could lose money on your investment in the Fund, just as you could with other investments. The principal risks of investing in the Fund and the risks of underlying funds in which the Fund invests are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 12.

Principal Risks of Investing in the Fund

Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Allocation Risk. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

Asset Class Risk. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

Government Sponsored Enterprises (GSEs) Risk. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

Structured Note Risk. The Fund intends to invest in commodity-linked structured notes (which would be linked to a basket of commodities such as precious metals, energy or agricultural products, among others) and financial-linked structured notes (which would be linked to a basket of currencies or interest rate futures) to a significant extent. A highly liquid secondary market may not exist for the commodity- and financial-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity- and financial-linked structured notes it holds at an acceptable price or accurately value them.

Real Estate Risk. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.

Counterparty Credit Risk. Commodity and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Inflation Risk. Over time, the real value of your investment in the Fund may be eroded by inflation.

U.S. Government Securities Risk. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Land Banks, Fannie Mae, Freddie Mac and other similar agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Liquidity Risk. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance. The Fund may invest up to 15% of its net assets in illiquid securities.

Non-Diversified Risk. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

Principal Risks of the Fund's Investments in Underlying Funds

Bank Loan Risk. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose credit worthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, an underlying fund bears a substantial risk of losing the entire amount invested. If an underlying fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Corporate loans in which the underlying fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission
(SEC) or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

Commodity Risk. An underlying fund's investments in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. An underlying fund's ability to invest in commodity-related investments may be limited by tax considerations.

Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Derivatives Risk. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the underlying fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the underlying funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Interest Rate Risk. When interest rates rise, the prices of fixed income securities in the underlying funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolio will generally rise.

International Fixed Income Securities Risk. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit worthiness of individual issuers, including governments and their agencies. Generally, the fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the underlying funds.

The foreign sovereign debt securities and "Brady Bonds" that the underlying funds purchase involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Prepayment and Extension Risk. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the underlying funds' yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthen the maturities of the affected securities, making them more sensitive to interest rate changes and the underlying funds' NAV more volatile.

REITs Risk. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

----------------------------------
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government agency.
----------------------------------------

Security Types

ETFs. ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

ETNs. ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

Holding Company Depository Receipts (HOLDRs). HOLDRs are securities that represent ownership in the common stock or American Depository Receipts (ADRs) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

Investment Companies. A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and Unit Investment Trusts (UITs) are the three types of investment companies.

Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities, which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

Structured Notes. A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Fund's investment in commodities will be effected primarily through the purchase of a levered structured note. However, it is not the intent to provide levered exposure to the commodities market. The Money Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the broad commodity markets and will be managed for the exposure to the commodity market. For example, if the Fund were to hold a structured note with 3x exposure to a specified commodity index and the Money Manager hoped to achieve $15 million in exposure, the Money Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

The following describes some of security types in which the Fund's underlying funds may invest.

Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

High Yield Corporate Debt Securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds," are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

Money Market Securities. Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

Mortgage-Related Securities. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

Options, Futures, Swaps and Other Derivatives. The Fund and the underlying funds may use techniques such as buying and selling options or futures contracts in an attempt to change their exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolio.